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[COMPASS LOGO]

PROFESSIONALLY MANAGED COMBINATION
FIXED/VARIABLE ANNUITIES
FOR PERSONAL INVESTMENTS AND
QUALIFIED RETIREMENT PLANS


ANNUAL REPORT - DECEMBER 31, 2002

CAPITAL APPRECIATION VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT
MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT


ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S),
A WHOLLY OWNED SUBSIDIARY OF
SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.

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TABLE OF CONTENTS

Letter from the Chairman                                             1

Management Review and Outlook                                        1

Performance Summary                                                  7

Portfolio of Investments                                             8

Financial Statements                                                23

Notes to Financial Statements                                       37

Auditors' Letter                                                    44

Board of Managers and Officers                              Back Cover
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      NOT FDIC INSURED        MAY LOSE VALUE             NO BANK GUARANTEE
      NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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CHAIRMAN'S LETTER
DEAR CONTRACT OWNERS,
One can always find reasons NOT to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor
Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience over nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

Of course, these are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and Sun Life and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
Chairman of the MFS(R)/Sun Life Series Trust

January 15, 2003

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL APPRECIATION VARIABLE ACCOUNT
For the 12 months ended December 31, 2002, the Compass 2 account provided a total return of (32.95)%, the Compass 3 account provided a total return of (33.02)% and the Compass 3-Level 2 account provided a total return of (32.92)%.
These returns, which include the reinvestment of any dividends and capital gains distributions, compares with a return of -27.88% over the same period for the account's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The account's return also compares to a -22.09% return over the same period for the Standard & Poor's 500 Stock
Index (the S&P 500), a commonly used measure of the broad stock market.

DIFFICULT MARKET ENVIRONMENT

After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum because of continued economic weakness, a number of high profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the last quarter of the period, buoyed by moderately improving earnings news.

The period as a whole was very difficult for growth stocks, with the Russell
1000 Growth Index losing over a quarter of its value over the 12 months ended
December 2002. Weakness in technology and health care, the index's two largest sectors, dragged the market lower. Bright spots were limited to smaller arenas such as energy, basic materials, and transportation.

DETRACTORS FROM PERFORMANCE

Tyco International, our largest holding at the beginning of the period, was the biggest single detractor from portfolio returns. A variety of issues -- including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and allegations of improper management conduct
-- caused Tyco's stock to drop precipitously.

Stock selection in the health care sector also hurt performance. Hospital concern Tenet Healthcare's stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. Our position in Baxter International suffered amid tough pricing conditions and worries of intensifying competition in its key hemophilia care business. Performance from the biotechnology company Genzyme also proved disappointing as that company worked through excess inventory of its kidney drug
Renagel. By the end of the period, Tyco, Tenet, Baxter and Genzyme had all been sold out of the portfolio.

CONTRIBUTORS TO PERFORMANCE

Portfolio results in the leisure sector were largely favorable. Here we were rewarded for patience and for our conviction that advertising sales would begin to rebound from last year's moribund levels. Leading media franchises, including
Viacom and Clear Channel Communications, began to emerge from the cyclical downturn as stronger players, having taken market share away from weaker competitors. Fox Entertainment was another media holding that gained momentum over the period.

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LOOKING AHEAD

As of the end of the period, the account's largest sector was technology, reflecting our view that there are a number of companies with attractive long-term growth prospects in this area. Still, relative to our benchmark, we remained underweighted in technology. We believe the tough capital spending environment that we experienced in 2002 will likely persist into 2003 -- and may offer us opportunities to buy technology companies we see as longer-term winners at more favorable valuations in the months to come.

Similarly, our holdings in the health care sector were significant but lower than those of the Russell 1000 Growth Index. That was principally driven by our not owning a number of large pharmaceutical firms because our research indicates a dearth of new products will likely disappoint investors.

In contrast, the fund at the end of the period was strongly overweighted in the leisure sector, primarily in advertising-sensitive media companies. As mentioned earlier, we believe advertising spending is on an upward trend, and we think stronger companies in the industry may continue to gain market share as demand improves.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT
For the 12 months ended December 31, 2002, Compass 2 account provided a total return of 18.61%, the Compass 3 account provided a total return of 18.44% and the Compass 3-Level 2 account provided a total return of 18.61%. These returns, which include the reinvestment of any dividends and capital gains distributions, compares to a return of 19.49% over the same period for the account's benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index). The
Salomon index is an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

STRONG PERFORMANCE FROM FOREIGN CURRENCIES

Foreign currency appreciation and the U.S. dollar's weakness played the predominant role in the asset class' solid performance in 2002. The account benefited from the weak dollar. Relative to its benchmark index, the account was overweight in European currencies, specifically the euro, the Norwegian krone, the Swedish krona, and the Danish kroner. Positions in the dollar-bloc currencies -- principally Australian and New Zealand -- also helped performance.

The strength of foreign currencies is more a comment on dollar weakness rather than an endorsement of the economic policies and conditions in Europe and Japan.
The Japanese yen appreciated against the dollar despite ongoing underperformance of the Japanese economy. Put simply, foreign investors were no longer willing to invest in the U.S. at levels sufficient to fund a 4% - 5% Gross Domestic Product current account deficit at current exchange rates because of a perceived decline in the attractiveness of U.S. assets. The boom days of the late 1990s are over.
The recent depreciation of the dollar has served to rebalance the supply and demand of U.S. financial and tangible assets (i.e., cash, real estate or machinery) in the post-boom, post-bubble period.

BENEFITS FROM A FLEXIBLE BOND STRATEGY

Global economic weakness, monetary easing and low and declining inflation contributed to a favorable environment for bonds in 2002. Our overweighted exposure to U.S. Treasury securities was a key contributor to the account' strong performance. The tepid U.S. recovery and continued easing of short-term interest rates by the Federal Reserve Board resulted in a steepening and compression of the U.S. yield curve. As the U.S. Treasury curve tightened to historically low levels, we began to hedge our exposure in order to limit the account's susceptibility to a pull-back in yields. We did this via three strategies:

1. We bought U.S. Treasury Inflation Index bonds (TIPS) as they tracked to historically low break-even inflation levels

2. We bought "AAA"-rated insured municipal bonds when these municipal yields were nearly equal to those offered by U.S. Treasury bonds. In our view, this yield parity made municipals attractive from a valuation standpoint since, historically, such yields have been approximately 80% to 85% of the yields on U.S. Treasury bonds. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

3. We increased our exposure to mortgage-backed bonds, judging them to be relatively cheap in comparison to U.S. Treasuries.

In addition, we increased our overweight position in European and dollar-bloc bonds.

INCREASED EUROPEAN EXPOSURE

Our increased exposure to Europe was of particular importance to the account's performance. In our view, European bonds presented and continue to present excellent opportunities. We expect continued yield convergence given ongoing economic weakness in Europe and the likelihood of further interest rate cuts by the European Central Bank (ECB).

Within the account's European holdings, one of the changes we made in the fourth quarter was to significantly reduce our exposure to Germany. We wanted to diversify our exposure among European countries with better budgetary performance and higher yields than Germany. We have already seen the benefits of diversifying exposure away from countries experiencing deteriorating creditworthiness (e.g., Germany) and into countries with stronger fundamentals
(e.g., Ireland, Spain, Austria). Yield spreads to German bonds have declined, and we expect further spread compression going forward. We would expect this trend to continue as Germany struggles in its efforts to address its fiscal problems.

As part of our fourth-quarter move to cut back our German position, we added exposure to Austria and Finland as well as increased our holdings in Ireland, Belgium, and Spain. Recently, we have shifted our European investments to the shorter end of the yield curve because of an anticipated steepening associated with possible further ECB cuts in short-term interest rates.

We continue to favor bonds issued by the Canadian, New Zealand, and Australian governments. These bonds offer high yields relative to U.S. government bonds. In addition, we expect that their currencies will continue to do well relative to the U.S. dollar because of strong policy performance and more robust economic activity in those countries.

GOVERNMENT SECURITIES VARIABLE ACCOUNT
For the 12 months ended December 31, 2002, the Compass 2 account provided a total return of 8.00%, the Compass 3 account provided a total return of 7.89% and the Compass 3-Level 2 account provided a total return of 8.05%. These returns, which

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include the reinvestment of any dividends and capital gains distributions, compares to a return of 10.06% over the same period for the account's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman
Index is an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. Over the same period, the average general U.S.
government fund tracked by Lipper Inc. returned 9.88%.

A PERIOD OF LOW INTEREST RATES AND A FLIGHT TO QUALITY

During the past 12 months, the U.S. Federal Reserve Board (the Fed) cut short-term interest rates to 1.25% in an effort to stimulate a sagging economy.
It took this action after factors that normally accompany a recovery -- corporate spending and job growth -- failed to materialize.

Throughout the spring and early summer, accounting scandals and fraud in some of the United States' largest companies were front-page news and caused a flight to quality as investors sold their corporate bonds in favor of the safety offered by U.S. government securities.

STRONG RETURNS FROM U.S. TREASURIES

Throughout the past 12 months, the account's position in U.S. Treasury securities performed well for two key reasons. First, when investors realized the U.S. economy was not as strong as they thought it would be early in the year, they sought U.S. Treasuries because of the principal and interest guarantees. Later, the account's performance received another boost when investors fled from the corporate bond and stock markets and turned to U.S.
Treasury bonds. That flight to quality caused Treasury prices to rise and yields to decline. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

FOCUS ON SECTOR AND ISSUE SELECTION

Rather than trying to predict the future direction of interest rates, we focused on sector allocation and issue selection to manage risk and bolster returns.
When Treasury yields reached levels where we believed they offered few additional opportunities for income, we moved some of those assets into higher yielding mortgage-backed securities. By the end of December 2002, the account held more than 48% of its assets in mortgage-backed securities and just over 23% in U.S. Treasuries.

Our government and agency positions in the two- to five-year maturity range also helped performance. Bonds in this maturity range were the best performers when short-term interest rates declined and the yield difference between short- and long-term rates increased. At the end of the period, the account's duration was
3.85 years. (Duration is a measure of a bond's interest rate sensitivity and its price volatility; the lower the number, the lower the volatility.)

A CLOUDED ECONOMIC OUTLOOK

Although we believe that the economy and corporate earnings may improve somewhat in 2003, we think that any improvement will be clouded by a possible war with Iraq. We see federal spending pressures leading to mounting budget deficits as a result of increased homeland security costs, higher state appropriations, and potential tax cuts. The cost of those programs might make it necessary for the U.S. Treasury to finance that deficit by issuing more Treasury bonds. The resulting increased supply may drive down Treasury prices and raise long-term interest rates.

With so many unknowns ahead, we are likely to keep the account's interest rate sensitivity relatively low while we seek out what we believe are good income opportunities for investors. Currently, we think mortgage-backed securities will continue to be attractive assets. Current mortgage rates are at 30-year lows and have been at those levels for a few months. As a result, we believe that we are nearing the end of the refinancing wave that began last year and anticipate that fewer mortgage-backed securities will be issued as refinancing slows down. In our view, a reduced supply of new issues would benefit outstanding issues. If the Fed were to raise rates, we believe that the value of these mortgage-backed securities would tend to be less volatile than Treasury securities.

NOTE TO CONTRACT OWNERS: EFFECTIVE MARCH 18, 2002, STEVEN NOTHERN NO LONGER
MANAGES THE SERIES. EFFECTIVE SEPTEMBER 30, 2002, STEPHEN C. BRYANT RETIRED FROM
MFS INVESTMENT MANAGEMENT AND IS NO LONGER PART OF THE FIXED INCOME STRATEGY
GROUP. MATTHEW C. RYAN HAS REPLACED MR. BRYANT IN THE GROUP.

HIGH YIELD VARIABLE ACCOUNT
For the 12 months ended December 31, 2002, the Compass 2 account provided a total return of (1.60)%, the Compass 3 account provided a total return of (1.70)%, and the Compass 3-Level 2 account provided a total return of (1.55)%.
These returns include the reinvestment of any dividends and capital gains distributions, compares with returns over the same period of -1.41% and -2.41%, respectively, for the account's benchmarks, the Lehman Brothers High Yield Bond
Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper
Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. The Lipper indices are unmanaged, net asset value-weighted indices of the largest qualifying portfolios within their respective portfolio classification, adjusted for the reinvestment of capital gain distributions and income dividends.

The past year was a challenging one for high-yield bonds, exemplified by two key factors: A rash of "fallen angels," or companies that saw their investment-grade debt downgraded to high-yield status; and default rates that hovered around 10% for the second year in a row, a situation not seen since 1990-91. The result was a reduction in demand for high-yield bonds, which led to a decline in prices.

A host of factors contributed to these concerns. Many companies whose bonds trade in the high-yield market had become highly leveraged in the late 1990s in an effort to expand their businesses, but got caught by the economic contraction of 2001. The utilities and telecom sectors were among the hardest hit. Highly publicized accounting scandals rocked utilities giant Enron and telecom leader
WorldCom, contributing to a sell-off in their sectors and to a broad erosion of investor confidence across the high-yield market. Overcapacity in these sectors created by expansion efforts in the late 1990s also put downward pressure on prices throughout 2002.

The account outperformed its benchmarks as MFS analysts and managers across many sectors were able to identify potential problems early and steer away from those companies and sectors. We believe this is an indication of the benefits of MFS

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Original Research(R). When debt issued by corporations was downgraded from investment-grade to high-yield status, our investment-grade credit analysts worked with high-yield analysts to determine which bonds were appropriate for the account.

The account benefited from an emphasis on the broadcasting sector. In 2001, revenues for many broadcasting companies had declined as advertisers tightened their budgets. We identified this as a lull in the sector, and in late 2001 we invested accordingly. Broadcasting turned out to be one of the best-performing sectors in the market in 2002. Companies such as LIN Television had experienced a decline in cash flow when advertising slowed. However, we believed that LIN and other broadcasting firms continued to have many of the fundamental strengths we look for through our bottom-up research process: they were well managed, held assets (such as TV stations in major markets) that were coveted by other companies, were in an industry that appeared to have reached a trough, and continued to generate positive cash flow, despite earlier difficulties.

The portfolio's performance was held back by its holdings in the cable TV industry and in particular by its position with Adelphia Communications Corp., as several of the company's senior executives were charged with fraud in 2002.
The sector has historically been a strong-performing one in the high-yield market, but suffered because of increased competition from direct broadcast companies like EchoStar and DirecTV. However, the portfolio was underweighted in this sector, mitigating the potential damage to performance

In 2003, we think the high-yield market stands to benefit from an expected improvement in the supply-demand imbalance in the marketplace. For example, there were substantial inflows into high-yield bonds beginning in the fourth quarter of 2002, and we expect that to continue. And while demand has increased, supply has not kept pace, as companies have tried to rein in debt under the glare of investor scrutiny. In addition, we believe that the debt default rate has already peaked and is poised to improve. For these reasons, as of the end of 2002, we believe that high-yield bonds are attractive relative to other sectors of the fixed-income market. We caution, however, that the high-yield market may continue to experience volatility in the months ahead.

MANAGED SECTORS VARIABLE ACCOUNT
For the 12 months ended December 31, 2002, the Compass 2 account provided a total return of (26.89)%, the Compass 3 account provided a total return of (27.00)% and the Compass 3-Level 2 account provided a total return of (26.89)%.
These returns, which include the reinvestment of any dividends and capital gains distributions, compares with returns over the same period of -28.03% and -29.82%, respectively, for the account's benchmarks, the Russell 3000 Growth
Index and the Lipper Multicap Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper portfolio indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective portfolio classifications, adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH STOCKS DOWN BUT NOT OUT

All three major stock market averages in the U.S. posted their third consecutive losing year in 2002, something that hasn't happened since 1939-1941. Losses were widespread and, in many cases, substantial, as ten of the thirteen sectors we track -- accounting for 97% of the Russell 3000 Growth Index -- lost value over the course of the year. Seven of those ten sectors fell more than 20%.

There were plenty of reasons for the fall, including excess capacity, relatively high valuations, a rash of corporate scandals, increased regulatory scrutiny, and a number of high-profile bankruptcies. Poor performance among technology shares was particularly damaging, as the sector closed the year down 38%. The utilities and communications sector also suffered significant losses, down 43% for the year. The health care sector, considered one of the more defensive groups, also lost traction in 2002, finishing 22% lower.

For all the bad news, the latter part of 2002 did offer a few glimmers of hope for better days to come. Amid a vicious selloff in the third quarter, growth stocks did better than value stocks. The fourth quarter brought with it positive returns -- the most meaningful bounce since the fourth quarter of 2001. There were broad-based gains for growth stocks for the quarter, with every sector finishing the period higher. The most beaten-up groups enjoyed a notable lift, with technology up 21% and utilities and communications up 51% for the quarter.

BRIGHT SPOTS IN LEISURE AND CONSUMER SERVICES

Our strong stock selection in the leisure sector helped mitigate some losses and helped the account outperform both benchmarks on a relative basis in 2002. Media companies Viacom and Fox Entertainment were strong contributors to performance, as they benefited from improving advertising trends. Our underweight position in AOL also positively impacted performance, as the world's largest Internet access provider suffered amid weaker subscriber growth, declining average revenue per user, and accounting questions.

Our consumer services stocks helped buoy returns for the year as well.
Post-secondary education providers Apollo Group, Career Education Corp., and
Corinthian Colleges all delivered strong returns amid solid enrollment growth.

WEAKNESS IN HEALTH CARE

Health care stocks were the primary detractors from account performance for the year. Hospital concern Tenet Healthcare was hit hard in November, after reports of unnecessary surgeries at one Tenet hospital and aggressive Medicare billing at others shocked Wall Street. Biotech company Genzyme also came under pressure as that company worked through sluggish sales of its key drug, Renagel. Also hurting performance were our underweight positions in pharmaceuticals Johnson &
Johnson, Merck, Pfizer, and Pharmacia, as all four companies performed better than expected in 2002.

THE YEAR AHEAD

Looking at 2003, we think that securities markets are likely to stay choppy over the near term -- especially given the unpredictability of corporate earnings, the fits and starts of a recovering U.S. economy, and lingering geopolitical concerns.

Against this backdrop, we believe that we'll likely see a muted cyclical rebound in business activity. Cautious consumers, conservative corporate leaders, and the apparent lack of "must have" new technologies, new drug compounds, or new value-added services all suggest limits to more robust and sustainable growth.
Competitive forces will likely remain intense in this environment, favoring companies that enjoy some cost advantage in producing and/or delivering their wares.

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If 2002 was the year for corporate restructuring, 2003 may be the year for companies to focus on using what they have more effectively to improve their bottom lines and maximize the potential for strong, sustainable earnings growth.
We believe that keeping inventories low, consolidating production facilities, and focusing research and development efforts may be important drivers in the coming year for growth companies.

MONEY MARKET VARIABLE ACCOUNT
For the 12 months ended December 31, 2002, the Compass 2 account provided a total return of (0.09)%, the Compass 3 account provided a total return of (0.19)% and the Compass 3-Level 2 account provided a total return of (0.04)%. In addition, the 7-day yields as of December 31, 2002 were (0.45), (0.53), and (0.40) for Compass 2, Compass 3, and Compass 3-Level 2, respectively. These returns include the reinvestment of any distributions and compares with a 1.00% return for the average money market fund tracked by Lipper Inc., an independent firm that tracks portfolio performance.

A PERIOD OF LOWER INTEREST RATES

For the majority of 2002, the U.S. Federal Reserve Board (the Fed) left short-term rates at 1.75%. Continued economic weakness prompted the Fed to lower short-term rates in November by an additional 50 basis points, bringing the federal funds rate to 1.25%. Clearly, the Fed's actions had a major impact on the income and return of the account.

As rates flattened out, we moved the portfolio to a more neutral position with average maturities targeted at 50 to 55 days. In August and September, when the Fed began to signal that it might lower rates again, we extended the portfolio to about 60 days. After the November cut, we trimmed the maturity back to about
45 days.

We kept approximately 77% of the portfolio invested throughout the year in high-quality commercial paper. The balance of the portfolio was invested in U.S.
government and government-guaranteed issues, which we believed added a degree of security against credit risk.

OPPORTUNITIES FROM ADDED FLEXIBILITY

In 2002, the Money Market Variable Account was permitted to raise the maximum amount of U.S. dollar-denominated foreign issues from 20% to 35%. The added flexibility helped the account when the U.S. supply of commercial paper dried up in response to the weak U.S. economy and a lack of short-term corporate capital expenditures. The U.S. dollar-denominated foreign issues gave us access to a more reliable investment supply with no currency exposure. Normally, we expect to keep this portion of the portfolio in the 20% to 25% range.

OUTLOOK FOR CONTINUED FLAT RATES

We don't anticipate any near-term activity by the Fed. If the current state of the U.S. economy continues, we see no reason for the Fed to either lower or raise interest rates. However, a war with Iraq would change that view and make it difficult for anyone to predict where interest rates would go and what the impact of an ongoing war would be. In the meantime, we'll maintain our current wait-and-see positioning and look to take advantage of opportunities as they arise.

TOTAL RETURN VARIABLE ACCOUNT
For the 12 months ended December 31, 2002, the Compass 2 account provided a total return of (6.77)%, the Compass 3 account provided a total return of (6.91)% and the Compass 3-Level 2 account provided a total return of (6.77)%.
These returns, which include the reinvestment of any capital gains and dividend distributions, compares with returns of -22.09% and 10.25%, respectively, for the account's benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond
Index. The Lehman Index is an unmanaged, market value-weighted index of U.S.
Treasuries, government agency securities (excluding mortgage-backed securities), and investment grade domestic corporate debt.

DIFFICULT ENVIRONMENT FOR STOCKS, BETTER FOR BONDS

The stock market was negatively influenced by a weak U.S. economy, disappointing corporate profits, corporate accounting scandals, and the possibility of war with Iraq. The bond portion of the portfolio was positively influenced by increased investor interest in bonds in part because of poor stock market performance. In addition, the U.S. Federal Reserve board cut interest rates at the end of the period.

BOND HOLDINGS A PLUS FOR PERFORMANCE

Generally, we like to keep 40% to 45% of the portfolio invested in bonds.
Because of stock market volatility, we kept the portfolio at the lower end of that range in 2002. Our bond holdings contributed significantly to the portfolio's performance by providing income and a measure of stability to the overall portfolio. Our U.S. Treasury bonds turned in the strongest results for the period. Toward the end of the period, high-grade corporate bond prices began to move up as investors became more optimistic about the U.S. economy.

SOLID CONTRIBUTIONS FROM ENERGY AND FINANCIAL STOCKS

Relative to the S&P 500, we were overweighted in energy. Oil prices remained high throughout the period, attributable in part to tensions in the Middle East, and those higher prices translated into solid earnings.

Banks and insurance companies were among our most successful financial stocks.
The bank stocks we held did well because interest rates were low and there were fewer than expected credit problems. Property and casualty insurers were able to raise premiums as their corporate customers sought to maintain their coverage.

POOR PERFORMANCE FROM DRUG, UTILITY, TELECOMMUNICATIONS STOCKS, AND SEARS

Bristol-Myers Squibb illustrated the woes of the pharmaceutical industry.
Although many of its older drugs were coming off patent protection, we believed that their new drugs in development would make up for the ones they'd be losing.
Unfortunately, enough new drugs did not receive approval to make up the shortfall and the company's earnings suffered.

Our utilities holdings, which included energy generation companies and telephone companies, were also disappointing. Calpine, which develops power plants and sells energy, built too much generating capacity and accumulated too much debt in the process. Telecommunications companies performed poorly as a result of fierce competition and the creation of too much capacity.

                                        5

Sears' stock price declined significantly in the fourth quarter when its retail sales continued to be weak and problems surfaced in its credit card business.

POTENTIAL OPPORTUNITIES FROM PHARMACEUTICAL AND RAILROAD STOCKS, HIGH-GRADE CORPORATE BONDS

Despite the poor performance of pharmaceuticals in 2002, we still like the long-term prospects of the group. After a year of falling prices, pharmaceutical stocks are attractively valued in our opinion. Railroad stocks interest us because we think many are selling at low prices relative to their earnings and they are generating good yields. We believe they should continue to do well when the economy strengthens.

We continue to find high-grade bonds attractive but are committed to limiting the account's exposure to individual issuers. In our view, there are many companies with strong balance sheets whose bonds are attractively priced. We favor high-grade corporate bonds in health care, utilities, and defense industries as well as government agencies and mortgage-backed issues. We believe that these bonds should do well in almost any economic climate and offer better yields than U.S. Treasury securities. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

CAUTIOUS OPTIMISM

There will be a stronger economic recovery, eventually. Right now we are cautiously optimistic about that and own more cyclical stocks as a result. We find paper and chemical companies to be attractive. As of the end of the period, they offer good current dividend yields that we believe will help compensate for any near term uncertainty and their prices should respond quickly when the currently weak economic recovery does occur. However, geopolitical tensions in the Middle East and the Korean peninsula hang like a dark cloud over world markets. How those tensions are resolved will clearly have an impact on all markets as we progress through 2003.

                              --------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

INVESTMENT OBJECTIVES AND POLICIES
Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks. Investments in foreign and/or emerging markets securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and/or emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those countries than is a portfolio that invests more broadly. These risks may increase unit price volatility. See the prospectus for details.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government securities. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. These risks may increase unit price volatility. See the prospectus for details.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Investments in foreign and/or emerging markets securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio among 13 industry sectors. Investments in foreign and/or emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political, or regulatory development affecting those sectors than is a portfolio that invests more broadly. The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase that security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers. These risks may increase unit price volatility. See the prospectus for details.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in foreign and/or emerging markets securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions. These risks may increase unit price volatility. See the prospectus for details.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks to provide above-average income (compared to a portfolio entirely invested in equity securities), consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Investments in foreign and/or emerging markets securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. These risks may increase unit price volatility. See the prospectus for details.

ONE YEAR PERFORMANCE THROUGH DECEMBER 31, 2002

                          COMPASS 2     COMPASS 3     COMPASS 3 -
                            (U.S.)        (U.S.)     LEVEL 2 (U.S.)
                          ---------     ---------    --------------
Capital Appreciation
  Variable Account         (32.95)%      (33.02)%       (32.92)%
Global Governments
  Variable Account          18.61%       18.44%          18.61%
Government Securities
  Variable Account           8.00%        7.89%           8.05%
High Yield Variable
  Account                   (1.60)%      (1.70)%         (1.55)%
Managed Sectors
  Variable Account         (26.89)%     (27.00)%        (26.89)%
Money Market
  Variable Account          (0.09)%      (0.19)%         (0.04)%
Total Return Variable
  Account                   (6.77)%      (6.91)%         (6.77)%

THESE PERFORMANCE RESULTS REFLECT ANY APPLICABLE CONTRACT OR SURRENDER CHARGES.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE PERFORMANCE RESULTS.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
CAPITAL APPRECIATION VARIABLE ACCOUNT
STOCKS -- 95.3%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 87.9%
ADVERTISING & BROADCASTING -- 0.5%
Lamar Advertising Co., "A"*                              40,660   $    1,367,396
                                                                  --------------
AEROSPACE -- 0.9%
Northrop Grumman Corp.                                   25,870   $    2,509,390
                                                                  --------------
APPAREL & TEXTILES -- 0.5%
Nike, Inc., "B"                                          30,900   $    1,374,123
                                                                  --------------
AUTOMOTIVE -- 0.9%
Harley-Davidson, Inc.                                    53,540   $    2,473,548
                                                                  --------------
BIOTECHNOLOGY -- 2.3%
Abbott Laboratories, Inc.                                54,500   $    2,180,000
Amgen, Inc.*                                             81,240        3,927,142
                                                                  --------------
                                                                  $    6,107,142
                                                                  --------------
BUSINESS MACHINES -- 2.1%
Affiliated Computer Services, Inc., "A"*                 33,200   $    1,747,980
International Business Machines Corp.                    52,000        4,030,000
                                                                  --------------
                                                                  $    5,777,980
                                                                  --------------
BUSINESS SERVICES -- 3.6%
Apollo Group, Inc.*                                      24,200   $    1,064,800
Automatic Data Processing, Inc.                          55,280        2,169,740
BISYS Group, Inc.*                                      113,490        1,804,491
Concord EFS, Inc.*                                      104,700        1,647,978
First Data Corp.                                         86,040        3,046,676
                                                                  --------------
                                                                  $    9,733,685
                                                                  --------------
COMPUTER HARDWARE -- SYSTEMS -- 1.3%
Dell Computer Corp.*                                    132,420   $    3,540,911
                                                                  --------------
COMPUTER SOFTWARE -- 2.0%
Oracle Corp.*                                           494,218   $    5,337,554
                                                                  --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 3.4%
Microsoft Corp.*                                        179,610   $    9,285,837
                                                                  --------------
COMPUTER SOFTWARE -- SERVICES -- 2.4%
SunGard Data Systems, Inc.*                             122,030   $    2,875,027
VERITAS Software Corp.*                                 224,410        3,505,284
                                                                  --------------
                                                                  $    6,380,311
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.2%
Cadence Design Systems, Inc.*                            74,450   $      877,766
Network Associates, Inc.*                                13,600          218,824
Peoplesoft, Inc.*                                       121,910        2,232,172
                                                                  --------------
                                                                  $    3,328,762
                                                                  --------------
CONGLOMERATES -- 2.1%
General Electric Co.                                    232,930   $    5,671,846
                                                                  --------------
CONSUMER GOODS & SERVICES -- 3.7%
Avon Products, Inc.                                      54,160   $    2,917,599
Gillette Co.                                            110,460        3,353,566
Kimberly-Clark Corp.                                     28,220        1,339,603
Newell Rubbermaid, Inc.                                  42,200        1,279,926
Philip Morris Cos., Inc.                                 28,720        1,164,022
                                                                  --------------
                                                                  $   10,054,716
                                                                  --------------
ELECTRONICS -- 3.6%
Analog Devices, Inc.*                                   174,390   $    4,162,689
Linear Technology Corp.                                  42,660        1,097,215
Maxim Integrated Products, Inc.                          46,190        1,526,118
Novellus Systems, Inc.*                                  33,470          939,838
Texas Instruments, Inc.                                 132,660        1,991,226
                                                                  --------------
                                                                  $    9,717,086
                                                                  --------------
ENTERTAINMENT -- 6.7%
AOL Time Warner, Inc.*                                  356,810   $    4,674,211
Clear Channel Communications, Inc.*                     109,436        4,080,868
Fox Entertainment Group, Inc.*                          108,430        2,811,590
Viacom, Inc., "B"*                                      161,243        6,572,265
                                                                  --------------
                                                                  $   18,138,934
                                                                  --------------
FINANCIAL INSTITUTIONS -- 9.5%
American Express Co.                                     98,040   $    3,465,714
Citigroup, Inc.                                         188,796        6,643,731
Fannie Mae                                               20,400        1,312,332
Freddie Mac                                              94,990        5,609,160
Goldman Sachs Group, Inc.                                57,280        3,900,768
Merrill Lynch & Co., Inc.                                87,350        3,314,933
Morgan Stanley Dean Witter & Co.                         38,870        1,551,690
                                                                  --------------
                                                                  $   25,798,328
                                                                  --------------
FINANCIAL SERVICES -- 1.3%
Mellon Financial Corp.                                  138,120   $    3,606,313
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 2.8%
Archer-Daniels-Midland Co.                               42,000   $      520,800
Kellogg Co.                                              77,540        2,657,296
PepsiCo, Inc.                                           103,920        4,387,502
                                                                  --------------
                                                                  $    7,565,598
                                                                  --------------
FOREST & PAPER PRODUCTS -- 0.7%
International Paper Co.                                  52,630   $    1,840,471
                                                                  --------------
INDUSTRIAL GASES -- 0.7%
Praxair, Inc.                                            34,390   $    1,986,710
                                                                  --------------
INSURANCE -- 2.5%
Hartford Financial Services Group, Inc.                  29,500   $    1,340,185
MetLife, Inc.                                            83,890        2,268,386
Travelers Property Casualty Corp. "A"*                  206,786        3,029,415
Travelers Property Casualty Corp. "B"*                    6,839          100,191
                                                                  --------------
                                                                  $    6,738,177
                                                                  --------------
MACHINERY -- 1.2%
Danaher Corp.                                            50,930   $    3,346,101
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 9.5%
Eli Lilly & Co.                                          71,380   $    4,532,630
Forest Laboratories, Inc.*                               26,640        2,616,581
Johnson & Johnson Co.                                   107,960        5,798,531
Pfizer, Inc.                                            419,835       12,834,356
                                                                  --------------
                                                                  $   25,782,098
                                                                  --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.6%
Cardinal Health, Inc.                                    24,100   $    1,426,479
Express Scripts, Inc.*                                   61,870        2,972,235
Health Management
  Associates, Inc., "A"                                  58,500        1,047,150
Medimmune, Inc.*                                         25,800          700,986
Medtronic, Inc.                                          59,500        2,713,200
UnitedHealth Group, Inc.                                 11,630          971,105
                                                                  --------------
                                                                  $    9,831,155
                                                                  --------------
OIL SERVICES -- 0.7%
Baker Hughes, Inc.                                       53,360   $    1,717,658
BJ Services Co.*                                          8,400          271,404
                                                                  --------------
                                                                  $    1,989,062
                                                                  --------------
OILS -- 0.4%
Devon Energy Corp.                                       25,280   $    1,160,352
                                                                  --------------
PRINTING & PUBLISHING -- 2.0%
E.W. Scripps Co.                                          7,600   $      584,820
Gannett Co., Inc.                                        47,630        3,419,834
New York Times Co.                                       31,200        1,426,776
                                                                  --------------
                                                                  $    5,431,430
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Co.                            41,680   $      989,483
                                                                  --------------
RESTAURANTS & LODGING -- 1.4%
Brinker International, Inc.*                             66,190   $    2,134,627
Cendant Corp.*                                          155,920        1,634,042
                                                                  --------------
                                                                  $    3,768,669
                                                                  --------------

ISSUER                                              SHARES            VALUE
U.S. STOCKS -- continued
RETAIL -- 7.3%
CVS Corp.                                                60,010   $    1,498,450
Family Dollar Stores, Inc.                               51,680        1,612,933
Gap, Inc.                                                61,100          948,272
Home Depot, Inc.                                        169,160        4,053,073
Kohl's Corp.*                                            52,790        2,953,600
Target Corp.                                            146,460        4,393,800
The Limited., Inc.                                       89,000        1,239,770
Wal-Mart Stores, Inc.                                    64,490        3,257,390
                                                                  --------------
                                                                  $   19,957,288
                                                                  --------------
SPECIAL PRODUCTS & SERVICES -- 1.3%
3M Co.                                                   29,270   $    3,608,991
                                                                  --------------
TELECOMMUNICATIONS -- 1.0%
EchoStar Communications Corp.*                          121,185   $    2,697,578
                                                                  --------------
TELECOMMUNICATIONS & CABLE -- 1.0%
Comcast Corp. New*                                      119,700   $    2,821,329
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.9%
Cisco Systems, Inc.*                                    590,800   $    7,739,480
                                                                  --------------
TRANSPORTATION -- 0.5%
United Parcel Service, Inc.                              23,320   $    1,471,026
                                                                  --------------
    Total U.S. Stocks                                             $  238,928,860
                                                                  --------------
FOREIGN STOCKS -- 7.4%
BERMUDA -- 2.5%
Accenture Ltd. (Business Services)*                     121,590   $    2,187,404
Ace Ltd. (Insurance)                                     46,500        1,364,310
XL Capital Ltd. (Insurance)                              41,180        3,181,155
                                                                  --------------
                                                                  $    6,732,869
                                                                  --------------
CANADA -- 1.2%
Encana Corp (Oils)                                      102,000   $    3,172,200
                                                                  --------------
FINLAND -- 0.8%
Nokia Corp., ADR (Telecommunications)                   137,000   $    2,123,500
                                                                  --------------
FRANCE -- 1.1%
Aventis S.A. (Pharmaceuticals)                           56,800   $    3,084,352
                                                                  --------------
SWITZERLAND -- 0.5%
Novartis AG (Medical & Health Products)                  38,100   $    1,390,038
                                                                  --------------
UNITED KINGDOM -- 1.3%
Vodafone Group PLC (Telecommunications)*              1,971,625   $    3,593,126
                                                                  --------------
    Total Foreign Stocks                                          $   20,096,085
                                                                  --------------
    Total Stocks (Identified Cost, $305,049,823)                  $  259,024,945
                                                                  --------------
REPURCHASE AGREEMENT -- 4.8%

                                                PRINCIPAL AMOUNT
                                                  (000 OMITTED)
Goldman Sachs, dated 12/31/02, due 01/02/03,
  total to be received $13,085,872 (secured by
  various U.S. Treasury and Federal Agency
  obligations in a jointly traded account), at
  cost                                           $       13,085   $   13,085,000
                                                                  --------------
    Total Investments
      (Identified Cost, $318,134,823)                             $  272,109,945
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.1%)                                            (258,669)
                                                                  --------------
    NET ASSETS -- 100.0%                                          $  271,851,276
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
BONDS -- 77.4%

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
U.S. BONDS -- 20.1%
MUNICIPALS -- 3.7%
Austin Texas Electric, 5.5s, 2012                $           50   $       57,447
Cleveland Ohio, 5.75s, 2012                                 185          217,049
New Jersey Str Turnpike Authority
  Turnpike Revenue, 6s, 2013                                145          171,784
                                                                  --------------
                                                                  $      446,280
                                                                  --------------
U.S. GOVERNMENT AGENCIES -- 2.8%
FNMA, 6s, 2017 TBA                               $           10   $       10,171
FNMA, 5.5s, 2018 TBA                                         56           58,013
FNMA, 5.5s, 2032 TBA                                        115          117,595
FNMA, 6.5s, 2032 TBA                                        150          155,998
                                                                  --------------
                                                                  $      341,777
                                                                  --------------
U.S. TREASURY OBLIGATIONS -- 13.6%
U. S. Treasury Bonds, 6.25s, 2023                $          334   $      392,398
U.S. Treasury Notes, 2s, 2004                               217          218,797
U.S. Treasury Notes, 3.5s, 2006                             119          123,834
U.S. Treasury Notes, 3.375s, 2007                           108          116,484
U.S. Treasury Notes, 6.125s, 2007                           577          663,505
U.S. Treasury Notes, 4.25s, 2010                            112          127,806
                                                                  --------------
                                                                  $    1,642,824
                                                                  --------------
    Total U.S. Bonds                                              $    2,430,881
                                                                  --------------
FOREIGN BONDS -- 57.3%
AUSTRALIA -- 0.5%
Kingdom of Australia,
  6.25s, 2015                                    AUD         99   $       59,968
                                                                  --------------
AUSTRIA -- 3.9%
Republic of Austria, 5.5s, 2007                  EUR        303   $      345,230
Republic of Austria, 5s, 2012                               112          124,008
                                                                  --------------
                                                                  $      469,238
                                                                  --------------
BELGIUM -- 1.5%
Kingdom of Belgium, 5s, 2012                     EUR        162   $      178,689
                                                                  --------------
CANADA -- 4.5%
Government of Canada,
  6s, 2008                                       CAD        126   $       86,835
Government of Canada,
  5.25s, 2012                                               427          279,584
Government of Canada,
  8s, 2023                                                  204          170,931
                                                                  --------------
                                                                  $      537,350
                                                                  --------------
DENMARK -- 3.0%
Kingdom of Denmark, 7s, 2007                     DKK      2,143   $      346,335
Kingdom of Denmark, 6s, 2011                                100           15,810
                                                                  --------------
                                                                  $      362,145
                                                                  --------------
FINLAND -- 3.6%
Republic of Finland, 5.375s, 2013                EUR        382   $      436,732
                                                                  --------------
FRANCE -- 4.9%
Government of France, 6.5s, 2006                 EUR         99   $      115,688
Government of France, 6s, 2025                              104          127,201
Republic of France, 4.75s, 2007                              59           65,344
Republic of France, 4.75s, 2012                             113          123,093
Republic of France, 5s, 2016                                140          154,156
                                                                  --------------
                                                                  $      585,482
                                                                  --------------
GERMANY -- 5.9%
Federal Republic of Germany,
  6.75s, 2004                                    EUR        315   $      349,768
Federal Republic of Germany,
  4.5s, 2009                                                222          242,549
Federal Republic of Germany,
  5.25s, 2010                                               103          116,857
                                                                  --------------
                                                                  $      709,174
                                                                  --------------

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
FOREIGN BONDS -- continued
IRELAND -- 4.1%
Republic of Ireland, 4.25s, 2007                 EUR        254   $      275,293
Republic of Ireland, 5s, 2013                                89           98,477
Republic of Ireland, 4.6s, 2016                             118          123,365
                                                                  --------------
                                                                  $      497,135
                                                                  --------------
ITALY -- 4.0%
Republic of Italy, 5s, 2008                      EUR        218   $      243,303
Republic of Italy, 4.75s, 2013                              224          242,334
                                                                  --------------
                                                                  $      485,637
                                                                  --------------
NETHERLANDS -- 4.0%
Kingdom of Netherlands,
  5.75s, 2007                                    EUR        103   $      117,986
Kingdom of Netherlands,
  5s, 2012                                                  328          363,552
                                                                  --------------
                                                                  $      481,538
                                                                  --------------
NEW ZEALAND -- 1.7%
Government of New Zealand,
  7s, 2009                                       NZD        373   $      205,171
SPAIN -- 8.5%
Government of Spain, 6s, 2008                    EUR        388   $      451,729
Kingdom of Spain, 5.35s, 2011                               403          457,276
Kingdom of Spain, 5.5s, 2017                                105          120,345
                                                                  --------------
                                                                  $    1,029,350
                                                                  --------------
SUPRA-NATIONAL -- 2.0%
European Investment Bank, 4s, 2005               $          192   $      199,358
International Bank For Reconstruction &
  Development, 5s, 2006                                      37           39,956
                                                                  --------------
                                                                  $      239,314
                                                                  --------------
SWEDEN -- 2.5%
Kingdom of Sweden, 8s, 2007                      SEK        440   $       58,672
Kingdom of Sweden, 5.25s, 2011                            1,505          180,534
Swedish Government, 5s, 2009                                545           64,806
                                                                  --------------
                                                                  $      304,012
                                                                  --------------
UNITED KINGDOM -- 2.7%
United Kingdom Treasury,
  7.25s, 2007                                    GBP        164   $      299,718
United Kingdom Treasury,
  5.75s, 2009                                                17           29,734
                                                                  --------------
                                                                  $      329,452
                                                                  --------------
    Total Foreign Bonds                                           $    6,910,387
                                                                  --------------
    Total Bonds (Identified Cost, $8,694,757)                     $    9,341,268
                                                                  --------------
CALL OPTIONS PURCHASED -- 0.8%

                                                PRINCIPAL AMOUNT
                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                     (000 OMITTED)
Japanese Yen/
  January/123.69 (Premiums
  Paid, $46,000)                                 $      284,487   $       96,157
                                                                  --------------
PUT OPTIONS PURCHASED -- 0.3%
Euro/
  March/0.9952 (Premiums
  Paid, $9,810)                                  $          569   $       30,581
                                                                  --------------
SHORT-TERM OBLIGATIONS -- 18.1%
Federal Home Loan Bank Consolidated
  Dsc Note, due 1/02/03,
  at Amortized Cost                              $        2,180   $    2,179,954
                                                                  --------------

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
REPURCHASE AGREEMENT -- 4.5%
Merrill Lynch, dated 12/31/02, due 1/2/03,
  total to be received $547,553 (secured
  by various U.S. Treasury and Federal
  Agency obligations in a jointly traded
  account), at Cost                              $          547   $      547,486
                                                                  --------------
    Total Investments
      (Identified Cost, $11,478,007)                              $   12,195,446
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.1)%                                            (133,603)
                                                                  --------------
    Net Assets -- 100.0%                                          $   12,061,843
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
GOVERNMENT SECURITIES VARIABLE ACCOUNT
BONDS -- 97.2%

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
U.S. GOVERNMENT AGENCIES -- 76.9%
Aid to Israel, 6.6s, 2008                        $          985   $    1,109,316
Aid To Peru, 9.98s, 2008                                  1,092        1,301,917
Empresa Energetica Cornito Ltd.,
  6.07s, 2010                                             3,155        3,436,742
Federal Home Loan Mortgage Corp.,
  3.875s, 2005                                            2,911        2,939,799
Federal Home Loan Mortgage Corp.,
  4.25s, 2005                                             2,040        2,147,736
Federal Home Loan Mortgage Corp.,
  7.5s, 2027                                                714          762,024
Federal Home Loan Mortgage Corp,
  6.5s, 2032                                              7,237        7,541,622
Federal Housing Authority,
  7.43s, 2022                                             3,121        3,136,929
Federal National Mortgage Assn.,
  5.5s, 2017                                              5,758        5,965,327
Federal National Mortgage Assn.,
  6s, 2016 - 2017                                        18,383       19,138,337
Federal National Mortgage Assn.,
  6.263s, 2020                                               12           12,096
Federal National Mortgage Assn.,
  6.5s, 2005 - 2032                                      15,506       16,179,821
Federal National Mortgage Assn.,
  7s, 2031                                                1,356        1,425,975
Federal National Mortgage Assn.,
  7.125s, 2005                                            1,372        1,521,665
Federal National Mortgage Assn.,
  7.5s, 2022 - 2031                                       2,091        2,223,401
Federal National Mortgage Assn.,
  8.5s, 2007                                                 31           33,483
Federal National Mortgage Assn.,
  10s, 2018                                                 771          877,748
Financing Corp., 9.8s, 2018                               2,000        3,002,660
Financing Corp., 10.35s, 2018                             1,750        2,739,811
Government National Mortgage Assn.,
  6.5s, 2028                                              3,043        3,198,065
Government National Mortgage Assn.,
  7s, 2026 - 2032                                         7,393        7,822,516
Government National Mortgage Assn.,
  11s, 2010 - 2019                                          191          219,735
Government National Mortgage Assn.,
  12.5s, 2015                                                25           29,064
Government National Mortgage Assn.,
  14s, 2014                                                   2            2,145
Resolution Funding Corp.,
  8.875s, 2020                                            1,700        2,448,428
Small Business Administration,
  6.07s, 2022                                               689          752,026
Small Business Administration,
  6.34s, 2021                                               929        1,028,046
Small Business Administration,
  6.44s, 2021                                               939        1,043,705
Small Business Administration,
  6.625s, 2021                                              959        1,075,459
Small Business Administration,
  8.4s, 2007                                                 64           67,183
Small Business Administration,
  8.7s, 2009                                                317          345,604
Small Business Administration,
  10.05s, 2009                                               72           79,487
Tennessee Valley Authority,
  0s to 2012, 8.25s to 2042                               2,250        1,332,360
U.S. Department of Housing & Urban
  Development, 6.36s, 2016                                  500          564,375
U.S. Department of Housing & Urban
  Development, 6.59s, 2016                                2,045        2,275,097
U.S. Department of Veterans Affairs,
  7.5s, 2009                                              3,400        3,595,147
                                                                  --------------
    Total U.S. Government Agencies                                $  101,374,851
                                                                  --------------
U.S. TREASURY OBLIGATIONS -- 20.3%
U.S. Treasury Bonds, 0s, 2017 - 2023                      5,127   $    2,256,541
U.S. Treasury Bonds, 6.125s, 2029                           375          440,244
U.S. Treasury Bonds, 6.875s, 2025                         3,400        4,300,337
U.S. Treasury Bonds, 9.25s, 2016                          1,019        1,512,100
U.S. Treasury Bonds, 10.375s, 2012                        1,800        2,405,812
U.S. Treasury Bonds, 12s, 2013                            3,500        5,096,466
U.S. Treasury Bonds, 12.375s, 2004                          755          867,601
U.S. Treasury Notes, 3.375s, 2007                         2,874        3,112,838
U.S. Treasury Notes, 3.5s, 2006                           1,922        2,000,081
U.S. Treasury Notes, 4s, 2012                                 1            1,014
U.S. Treasury Notes, 4.375s, 2012                         2,673        2,794,015
U.S. Treasury Notes, 5s, 2011                             1,836        2,017,305
                                                                  --------------
    Total U.S. Treasury Obligations                               $   26,804,354
                                                                  --------------
    Total Bonds (Identified Cost, $121,331,163)                   $  128,179,205
                                                                  --------------
REPURCHASE AGREEMENTS -- 12.5%
Goldman Sachs, dated 12/31/02,
  due 01/02/03, total to be received
  $3,217,214 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                        $        3,217   $    3,217,000
Morgan Stanley, dated 12/31/02,
  due 01/02/03, total to be received
  $13,251,905 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                13,251       13,251,000
                                                                  --------------
    Total Repurchase Agreements, at Cost                          $   16,468,000
                                                                  --------------
    Total Investments
      (Identified Cost, $137,799,163)                             $  144,647,205
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (9.7)%                                         (12,771,521)
                                                                  --------------
    NET ASSETS -- 100.0%                                          $  131,875,684
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
HIGH YIELD VARIABLE ACCOUNT
BONDS -- 95.2%

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
U.S. BONDS -- 91.9%
ADVERTISING & BROADCASTING -- 13.0%
Acme Television LLC, 10.875s, 2004               $          635   $      646,113
Allbritton Communications Co.,
  7.75s, 2012                                               345          345,431
Allbritton Communications Co.,
  9.75s, 2007                                               345          357,075
Chancellor Media Corp., 8.125s, 2007                      1,955        2,035,644
Chancellor Media Corp., 8s, 2008                            700          763,875
Cox Radio, Inc., 6.625s, 2006                               300          309,511
Dex Media East LLC, 9.875s, 2009                            220          235,400
Echostar Broadband, 9.375s, 2009                          2,000        2,115,000
Echostar Broadband, 10.375s, 2007                            60           64,950
Emmis Communications Corp.,
  0s to 2006, 12.5s to 2011                                 758          608,295
Entercom Radio LLC, 7.625s, 2014                             70           73,500
Granite Broadcasting Corp.,
  10.375s, 2005                                             155          134,075
Granite Broadcasting Corp.,
  8.875s, 2008                                              185          151,700
Lamar Media Corp., 7.25s, 2013                              145          147,175
LIN Holdings Corp., 0s to 2003,
  10s to 2008                                               225          229,781
LIN Television Corp., 8s, 2008                            1,120        1,185,800
Panamsat Corp., 8.5s, 2012                                  230          219,650
Paxson Communications Corp.,
  0s to 2006, 12.25s to 2009                                630          400,050
Primedia, Inc., 8.875s, 2011                                340          308,550
Radio One, Inc., 8.875s, 2011                               355          379,850
RH Donnelley Finance Corp.,
  8.875s, 2010                                               95          101,650
RH Donnelley Finance Corp.,
  10.875s, 2012                                             160          174,400
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                              275          284,625
XM Satellite Radio, Inc., 14s, 2010                         425          289,000
Young Broadcasting, Inc., 8.5s, 2008                        695          717,587
                                                                  --------------
                                                                  $   12,278,687
                                                                  --------------
AEROSPACE -- 0.9%
Alliant Techsystems, Inc., 8.5s, 2011            $          360   $      388,800
K&F Industries, Inc., 9.25s, 2007                           330          341,550
K&F Industries, Inc., 9.625s, 2010                          145          147,538
                                                                  --------------
                                                                  $      877,888
                                                                  --------------
AIRLINES -- 0.1%
Continental Airlines, Inc., 6.545s, 2020         $          135   $      116,737
                                                                  --------------
APPAREL & TEXTILES -- 0.1%
Westpoint Stevens, Inc., 7.875s, 2005            $          170   $       52,700
                                                                  --------------
AUTOMOTIVE -- 3.4%
Actuant Finance Corp., 13s, 2009                 $          156   $      182,520
American Axle & Manufacturing, Inc.,
  9.75s, 2009                                               475          509,437
Arvinmeritor, Inc., 8.75s, 2012                             215          226,825
Collins & Aikman Products Co.,
  10.75s, 2011                                              300          285,750
Cummins, Inc., 9.5s, 2010                                   155          165,075
Dana Corp., 10.125s, 2010                                   110          111,375
Dana Corp., 9s, 2011                                        270          260,550
Delco Remy International, Inc.,
  8.625s, 2007                                               90           73,800
Delco Remy International, Inc.,
  11s, 2009                                                 135           69,525
Dura Operating Corp., 9s, 2009                              235          213,850
Hayes Lemmerz International, Inc.,
  11.875s, 2006**                                            80           44,800
Lear Corp., 8.11s, 2009                                     415          438,863
Metaldyne Corp., 11s, 2012                                  165          135,300
Navistar International Corp., 9.375s, 2006                  285          273,600
Trimas Corp., 9.875s, 2012                                  165          163,350
Venture Holdings, 9.5s, 2005                                250           55,000
                                                                  --------------
                                                                  $    3,209,620
                                                                  --------------
BASIC INDUSTRY -- OTHER -- 0.9%
Day International Group, Inc.,
  11.125s, 2005                                  $          195   $      198,900
Foamex LP/Foamex Capital Corp.,
  10.75s, 2009                                              225          157,500
International Wire Group, Inc.,
  11.75s, 2005                                              185          111,925
Rexnord Corp., 10.125s, 2012                                155          158,875
Thermadyne Holdings Corp., 0s to 2003,
  12.5s to 2008, **                                       1,650            8,250
Thermadyne Manufacturing /
  Capital Corp., 9.875s, 2008**                             800          216,000
                                                                  --------------
                                                                  $      851,450
                                                                  --------------
BROADCAST & CABLE TV -- 1.5%
Charter Communications Holdings,
  8.625s, 2009                                   $          510   $      226,950
CSC Holdings, Inc., 8.125s, 2009                            200          192,250
Insight Midwest, 9.75s, 2009                                415          394,250
Mediacom LLC/Capital Corp.,
  9.5s, 2013                                                515          463,500
NTL Communications Corp., 0s to 2003,
  12.375s to 2008, **                                     1,010           75,750
NTL, Inc., 0s to 2003, 9.75s to 2008, **                    700           56,000
                                                                  --------------
                                                                  $    1,408,700
                                                                  --------------
BUILDING -- 2.9%
American Standard, Inc., 7.375s, 2008            $        1,260   $    1,316,700
Atrium Cos., Inc., 10.5s, 2009                              300          291,000
Formica Corp., 10.875s, 2009**                              310           74,400
MMI Products, Inc., 11.25s, 2007##                          375          345,469
Nortek, Inc., 9.25s, 2007                                   700          719,250
                                                                  --------------
                                                                  $    2,746,819
                                                                  --------------
BUSINESS SERVICES -- 1.0%
General Binding Corp., 9.375s, 2008              $          860   $      679,400
Xerox Capital Europe PLC, 5.875s, 2004                      310          296,050
                                                                  --------------
                                                                  $      975,450
                                                                  --------------
CHEMICALS -- 2.5%
Acetex Corp., 10.875s, 2009                      $          245   $      259,700
Huntsman ICI Holdings, 0s, 2009                             100           22,500
Huntsman ICI Holdings, 10.125s, 2009                        700          581,000
Huntsman International LLC,
  9.875s, 2009                                               90           90,000
Johnson Diversey, Inc., 9.625s, 2012                        415          436,788
Johnson Diversey, Inc., 9.625s, 2012             EUR         45           47,409
Lyondell Chemical Co., 9.625s, 2007                         155          148,800
Lyondell Chemical Co., 9.875s, 2007                         250          240,000
PCI Chemicals, 10s, 2008**                                  103           72,435
Pioneer Americas LLC, 5.298s, 2006                           34           23,843
Sovereign Specialty Chemicals,
  11.875s, 2010                                             425          382,500
Sterling Chemicals, Inc., 10s, 2007++                         5            2,838
                                                                  --------------
                                                                  $    2,307,813
                                                                  --------------
CONGLOMERATES -- 0.3%
Tyco International Group S A, 7s, 2028           $          300   $      264,000
                                                                  --------------
CONSUMER CYCLICAL -- OTHER -- 1.3%
Iron Mountain, Inc., 8.625s, 2013                $          280   $      292,600
Williams Scotsman, Inc., 9.875s, 2007                     1,000          925,000
                                                                  --------------
                                                                  $    1,217,600
                                                                  --------------

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
U.S. BONDS -- continued
CONSUMER GOODS & SERVICES -- 2.5%
American Safety Razor Co., 9.875s, 2005          $        1,000   $      830,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                                315          305,550
Samsonite Corp., 10.75s, 2008                               560          453,600
Simmons Co., 10.25s, 2009                                   740          784,400
                                                                  --------------
                                                                  $    2,373,550
                                                                  --------------
CONTAINERS -- 4.8%
Bway Corp., 10s, 2010                            $           95   $       98,563
Huntsman Packaging, Corp., 13s, 2010                        525          481,687
Owens Brockway Glass Container,
  8.75s, 2012                                               750          761,250
Owens Brockway Glass Container,
  8.875s, 2009                                            2,170        2,235,100
Plastipak Holdings, Inc., 10.75s, 2011                      295          310,119
Pliant Corp., 13s, 2010                                      55           50,325
Silgan Holdings, Inc., 9s, 2009                             550          573,375
                                                                  --------------
                                                                  $    4,510,419
                                                                  --------------
CORPORATE ASSET-BACKED -- 1.0%
Airplane Pass-Through Trust,
  10.875s, 2019                                  $          741   $       14,815
Morgan Stanley Capital, Inc.,
  7.727s, 2039                                              430          408,135
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                              500          478,554
                                                                  --------------
                                                                  $      901,504
                                                                  --------------
DEFENSE ELECTRONICS -- 1.7%
L-3 Communications Corp., 8.5s, 2008             $          210   $      217,875
MOOG, Inc., 10s, 2006                                     1,420        1,427,100
                                                                  --------------
                                                                  $    1,644,975
                                                                  --------------
ENERGY -- INDEPENDENT -- 2.9%
Chesapeake Energy Corp.,
  8.125s, 2011##                                 $          885   $      911,550
Magnum Hunter Resources, Inc.,
  9.6s, 2012                                                225          239,062
Mission Resources Corp., 10.875s, 2007                      310          186,000
Pioneer Natural Resources Co.,
  9.625s, 2010                                              460          547,239
Pioneer Natural Resources Co., 7.5s, 2012                    10           10,813
Stone Energy Corp., 8.25s, 2011                             165          170,363
Vintage Petroleum, Inc., 8.25s, 2012                        260          270,400
Westport Resources Corp., 8.25s, 2011                       340          357,000
                                                                  --------------
                                                                  $    2,692,427
                                                                  --------------
ENTERTAINMENT -- 1.5%
AMC Entertainment, Inc., 9.5s, 2011              $          750   $      738,750
AOL Time Warner, Inc., 6.875s, 2012                         150          158,416
Regal Cinemas Corp., 9.375s, 2012                           470          500,550
                                                                  --------------
                                                                  $    1,397,716
                                                                  --------------
FINANCE -- 0.2%
Ford Motor Credit Co., 7.25s, 2011               $          175   $      170,043
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 1.4%
Burns Phillip Capital Limited,
  9.75s, 2012##                                  $          655   $      628,800
Michael Foods, Inc., 11.75s, 2011                           590          660,800
                                                                  --------------
                                                                  $    1,289,600
                                                                  --------------
FOREST & PAPER PRODUCTS -- 3.9%
Buckeye Cellulose Corp., 9.25s, 2008             $        1,000   $      860,000
Buckeye Technologies, Inc., 8s, 2010                        175          141,313
Fibermark, Inc., 10.75s, 2011                                25           25,250
Graphic Packaging Corp., 8.625s, 2012                       335          352,587
Greif Brothers Corp., 8.875s, 2012                          305          323,300
Jefferson Smurfit Corp., 8.25s, 2012                        345          351,900
MDP Acquisitions PLC, 9.625s, 2012                          345          358,800
Riverwood International Corp.,
  10.625s, 2007                                             580          600,300
Riverwood International Corp.,
  10.875s, 2008                                             235          236,175
Speciality Paperboard, Inc., 9.375s, 2006                   480          453,600
                                                                  --------------
                                                                  $    3,703,225
                                                                  --------------
GAMING & LODGING -- 14.6%
Aztar Corp., 8.875s, 2007                        $          620   $      632,400
Coast Hotels & Casinos, Inc., 9.5s, 2009                    745          797,150
Corrections Corp. of America,
  9.875s, 2009##                                            205          217,300
HMH Properties, Inc., 8.45s, 2008                           570          562,875
Hollywood Park, Inc., 9.25s, 2007                           315          278,775
Hollywood Park, Inc., 9.5s, 2007                            215          191,350
Horseshoe Gaming LLC, 8.625s, 2009                          595          632,187
Host Marriott LP, 9.5s, 2007                                250          253,750
Isle of Capri Casinos, Inc., 8.75s, 2009                    275          282,563
ITT Corp., 6.75s, 2005                                      195          195,000
Mandalay Resort Group, 9.5s, 2008                           530          586,975
MGM Grand, Inc., 9.75s, 2007                                285          314,925
MGM Mirage, Inc., 8.5s, 2010                                390          430,950
MGM Mirage, Inc., 8.375s, 2011                            2,000        2,155,000
Park Place Entertainment Corp.,
  8.125s, 2011                                            3,250        3,371,875
Starwood Hotels & Resorts, 7.875s, 2012                     400          396,000
Station Casinos, Inc., 8.375s, 2008                          10           10,625
Station Casinos, Inc., 8.875s, 2008                       1,240        1,289,600
Station Casinos, Inc., 9.875s, 2010                         500          542,500
Vail Resorts, Inc., 8.75s, 2009                             405          415,125
Venetian Casino Resort LLC, 11s, 2010                       200          209,000
                                                                  --------------
                                                                  $   13,765,925
                                                                  --------------
HOME CONSTRUCTION -- 0.7%
D. R. Horton, Inc., 8s, 2009                     $          480   $      480,000
WCI Communities, Inc., 9.125s, 2012                         175          157,500
                                                                  --------------
                                                                  $      637,500
                                                                  --------------
INSURANCE -- PROPERTY & CASUALTY -- 0.6%
Willis Corroon Corp., 9s, 2009                   $          500   $      527,500
                                                                  --------------
MACHINERY & TOOLS -- 2.8%
Agco Corp., 9.5s, 2008                           $          605   $      653,400
Blount, Inc., 7s, 2005                                      385          325,325
Blount, Inc., 13s, 2009                                      65           40,462
Columbus Mckinnon Corp., 8.5s, 2008                         515          370,800
JLG Idustries, Inc., 8.375s, 2012                            90           74,700
Joy Global, Inc., 8.75s, 2012                               220          229,350
Manitowoc Co., Inc., 10.5s, 2012                             85           88,188
Motors & Gears, Inc., 10.75s, 2006                          100           86,250
Numatics, Inc., 9.625s, 2008                                 60           28,200
SPX Corp., 7.5s, 2013                                       315          319,331
Terex Corp., 10.375s, 2011                                  460          432,400
                                                                  --------------
                                                                  $    2,648,406
                                                                  --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.2%
Alliance Imaging, Inc., 10.375s, 2011            $          270   $      263,250
Beverly Enterprises, Inc., 9.625s, 2009                     140          117,600
Fisher Scientific International, Inc.,
  9s, 2008                                                  450          469,125
HCA Healthcare Co., 7.875s, 2011                            475          520,784
NDC Health Corp., 10.5s, 2012                               195          195,000
Prime Medical Services, Inc., 8.75s, 2008                   135          124,875
Triad Hospitals, Inc., 8.75s, 2009                          395          423,144
                                                                  --------------
                                                                  $    2,113,778
                                                                  --------------

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
U.S. BONDS -- continued
METALS & MINERALS -- 0.5%
Compass Minerals Group, Inc., 10s, 2011          $          305   $      333,975
Doe Run Resources Corp., 11.75s, 2008++                     203           69,603
Ryerson Tull, Inc., 9.125s, 2006                             90           84,990
                                                                  --------------
                                                                  $      488,568
                                                                  --------------
METALS & MINING -- 1.0%
P&L Coal Holdings Corp., 8.875s, 2008            $          263   $      276,150
P&L Coal Holdings Corp., 9.625s, 2008                       588          621,075
                                                                  --------------
                                                                  $      897,225
                                                                  --------------
NATURAL GAS -- PIPELINE -- 0.4%
Plains All American Pipeline LP,
  7.75s, 2012                                    $          340   $      353,600
                                                                  --------------
OIL SERVICES -- 1.8%
Dresser, Inc., 9.375s, 2011                      $          390   $      391,950
Encore Acquisition Co., 8.375s, 2012                        380          395,200
Grant Prideco, Inc., 9s, 2009                                35           36,400
Gulfmark Offshore, Inc., 8.75s, 2008                        625          631,250
Pemex Project Funding Master Trust,
  9.125s, 2010                                              212          242,740
                                                                  --------------
                                                                  $    1,697,540
                                                                  --------------
OILS -- 0.3%
Tesoro Petroleum Corp., 9s, 2008                 $          100   $       66,000
Tesoro Petroleum Corp., 9.625s, 2012                        290          188,500
                                                                  --------------
                                                                  $      254,500
                                                                  --------------
POLLUTION CONTROL -- 1.7%
Allied Waste North America, Inc.,
  7.625s, 2006                                   $          680   $      676,600
Allied Waste North America, Inc.,
  8.875s, 2008                                              400          406,000
Allied Waste North America, Inc.,
  10s, 2009                                                 100           99,250
Waste Management, Inc., 6.375s, 2012                        180          185,229
Waste Management, Inc., 6.875s, 2009                        268          281,402
                                                                  --------------
                                                                  $    1,648,481
                                                                  --------------
PRINTING & PUBLISHING -- 1.4%
Hollinger International Publishing, Inc.,
  9s, 2010                                       $          335   $      337,932
Hollinger International Publishing, Inc.,
  9.25s, 2007                                               260          272,025
Liberty Group Operating, Inc.,
  9.375s, 2008                                              245          213,456
Mail Well Corp., 9.625s, 2012                               185          164,650
World Color Press, Inc., 7.75s, 2009                        325          335,855
                                                                  --------------
                                                                  $    1,323,918
                                                                  --------------
RAILROADS -- 0.4%
Kansas City Southern Railway Co.,
  7.5s, 2009                                     $          360   $      379,800
                                                                  --------------
RETAIL -- 3.4%
Cole National Group, Inc., 8.875s, 2012          $          675   $      634,500
Dollar General Corp., 8.625s, 2010                          360          370,800
Finlay Enterprises, Inc., 9s, 2008                          250          220,000
Finlay Fine Jewelry Corp., 8.375s, 2008                     850          799,000
Gap, Inc., 10.55s, 2008                                     400          436,000
J.Crew Operating Corp., 10.375s, 2007                       485          407,400
PCA LLC/PCA Finance Corp.,
  11.875s, 2009                                             360          365,400
                                                                  --------------
                                                                  $    3,233,100
                                                                  --------------
SOVEREIGN BONDS -- 0.2%
United Mexican States, 8.375s, 2011              $          165   $      186,450
                                                                  --------------
STEEL -- 4.6%
AK Steel Holdings Corp., 7.75s, 2012             $        3,285   $    3,309,637
Commonwealth Aluminum Corp.,
  10.75s, 2006                                              330          330,412
Jorgensen Earle M. Co., 9.75s, 2012                         275          279,813
Kaiser Aluminum & Chemical Corp., 9.875s,
  2049(Forest & Paper Products)**                           360          241,200
WCI Steel, Inc., 10s, 2004                                  550          145,750
                                                                  --------------
                                                                  $    4,306,812
                                                                  --------------
SUPERMARKETS -- 1.2%
Fleming Cos., Inc., 10.125s, 2008                $          240   $      206,400
Roundys, Inc., 8.875s, 2012                                 470          460,600
Southland Corp., 5s, 2003                                   525          505,969
                                                                  --------------
                                                                  $    1,172,969
                                                                  --------------
TECHNOLOGY -- 3.3%
Unisys Corp., 7.875s, 2008                       $        1,000   $    1,020,000
Unisys Corp., 8.125s, 2006                                2,000        2,085,000
                                                                  --------------
                                                                  $    3,105,000
                                                                  --------------
TELECOMMUNICATIONS -- WIRELESS -- 2.0%
Alamosa Holdings, Inc., 0s to 2005,
  12.875s to 2010                                $          185   $       33,300
American Cellular Corp., 9.5s, 2009                         125           23,750
Centennial Cellular Operating Co.,
  10.75s, 2008                                              815          440,100
Nextel Communications, Inc., 0s to 2003,
  9.95s to 2008                                             750          686,250
Rural Cellular Corp., 9.75s, 2010                           575          345,000
Triton Pcs, Inc., 8.75s, 2011                               480          388,800
                                                                  --------------
                                                                  $    1,917,200
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE
Nextlink Communications, Inc.,
  0s to 2004, 12.25s to 2009**                   $          275   $          344
                                                                  --------------
UTILITIES -- ELECTRIC -- 1.0%
Firstenergy Corp., 6.45s, 2011                   $          150   $      149,226
PSEG Power LLC, 7.75s, 2011                                 149          158,055
PSEG Power LLC, 8.625s, 2031                                212          228,273
Teco Energy, Inc., 7s, 2012                                  75           63,000
Teco Energy, Inc., 10.5s, 2007                              125          122,500
TXU Corp., 6.375s, 2006                                     200          183,000
                                                                  --------------
                                                                  $      904,054
                                                                  --------------
    Total U.S. Bonds                                              $   86,553,593
                                                                  --------------
FOREIGN BONDS -- 3.3%
BELGIUM -- 0.1%
Tele 1 Europe B.V., 13s, 2009
  (Telecom -- Wireline)                          $          700   $       98,000
                                                                  --------------
CANADA -- 1.6%
Canwest Media, Inc. (Advertising &
  Broadcasting), 10.625s, 2011                   $          100   $      106,750
Abitibi Consolidated, Inc. (Forest & Paper
  Products), 8.55s, 2010                                    300          332,960
Abitibi Consolidated, Inc. (Forest & Paper
  Products), 8.85s, 2030                                     92           98,933
Quebecor Media, Inc., 11.125s, 2011
  (Advertising & Broadcasting)                              345          317,832
Russel Metals, Inc., 10s, 2009
  (Metals & Minerals)                                       295          311,225
Tembec Industries, Inc., 7.75s, 2012
  (Forest & Paper Products)                                 305          295,850
                                                                  --------------
                                                                  $    1,463,550
                                                                  --------------
GREECE -- 0.2%
Fage Dairy Industries S.A., 9s, 2007
  (Food & Beverage Products)                     $          210   $      197,400
                                                                  --------------

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
FOREIGN BONDS -- continued
MEXICO -- 0.1%
Corporacion Durango S.A. de C.V.
  (Forest & Paper Products),
  13.75s, 2009##                                 $          360   $      126,000
                                                                  --------------
NETHERLANDS -- 0.4%
Kappa Beheer BV (Forest & Paper
  Products), 10.625s, 2009                       $          350   $      374,500
                                                                  --------------
NORWAY -- 0.1%
Ocean Rig Norway AS, 10.25s, 2008
  (Oil Services)                                 $          100   $       90,000
                                                                  --------------
SINGAPORE -- 0.3%
Flextronics International Ltd.,
  9.875s, 2010 (Electronics)                     $          245   $      263,987
                                                                  --------------
SPAIN
Jazztel PLC, 14s, 2009 (Telecom -- Wireline)     $          385   $       34,650
                                                                  --------------
SWEDEN -- 0.1%
Stena AB, 9.625s, 2012
  (Transportation -- Services)                    $          75   $       77,438
                                                                  --------------
UNITED KINGDOM -- 0.4%
Energis PLC, 9.75s, 2009
  (Telecom -- Wireline)**                        $          275   $        5,500
Euramax International PLC, 11.25s, 2006
  (Metals & Minerals)                                       225          232,312
Telewest Communications PLC, 11s, 2007
  (Broadcast & Cable TV)                                    160           28,800
Telewest Communications PLC, 0s to 2004,
  9.25s to 2009, (Broadcast & Cable TV)                     400           60,000
Telewest Communications PLC, 0s to 2005,
  11.375s to 2010, (Broadcast & Cable TV)                    85           10,625
                                                                  --------------
                                                                  $      337,237
                                                                  --------------
    Total Foreign Bonds                                           $    3,062,762
                                                                  --------------
    Total Bonds (Identified Cost, $98,528,746)                    $   89,616,355
                                                                  --------------
STOCKS  0.2%
U.S. STOCKS -- 0.2%

                                                       SHARES
AUTOMOTIVE
Oxford Automotive, Inc.++                                    53   $       12,308
                                                                  --------------
CHEMICALS
Sterling Chemicals, Inc.++                                  790   $       31,695
                                                                  --------------
CONSUMER GOODS & SERVICES
Ranger Industries, Inc., *                               10,842   $          434
                                                                  --------------
MACHINERY & TOOLS
IKS Corp.++                                               1,666   $        2,249
                                                                  --------------
METALS & MINING -- 0.1%
Metal Management, Inc.                                   23,573   $       93,113
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE
Versatel Telecom International N.V.                         645   $        2,355
                                                                  --------------
UTILITIES -- TELEPHONE -- 0.1%
ITC Deltacom, Inc.                                       26,300   $       61,279
                                                                  --------------
    Total U.S. Stocks                                             $      175,790
                                                                  --------------
FOREIGN STOCKS
NETHERLANDS
Completel Europe N.V.
  (Telecommunications -- Wireline)                        5,410   $       28,924
                                                                  --------------
UNITED KINGDOM
Colt Telecom Group PLC,
  ADR (Telecom -- Wireline)*                              2,001   $        5,583
                                                                  --------------
    Total Foreign Stocks                                          $       34,507
                                                                  --------------
    Total Stocks (Identified Cost, $2,850,220)                    $      237,939
                                                                  --------------

ISSUER                                                 SHARES         VALUE
PREFERRED STOCKS -- 0.9%
BROADCAST & CABLE TV -- 0.9%
CSC Holdings, Inc., 11.125s, *                            8,846   $      822,678
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE
Completel Europe N.V.                                        53   $       35,769
Global Crossings Holdings Ltd., **                        1,789              894
                                                                  --------------
                                                                  $       36,663
                                                                  --------------
    Total Preferred Stock
      (Identified Cost, $721,751)                                 $      859,341
                                                                  --------------
WARRANTS
Completel Europe N.V., (Telecom -- Wireline)             31,200   $          327
Doe Run Resources Corp.,
  (Precious Metals & Minerals)++                              1                0
GT Group Telecom, Inc.,
  (Utilities -- Telephone)                                1,050                0
Loral Orion Network Systems, Inc.,
  (Telecom -- Wireline) *                                 1,000            1,000
Loral Orion Network Systems, Inc.,
  (Telecom -- Wireless) *                                 1,100            5,500
Metronet Communications Corp.,
  (Telecom -- Wireline)*##                                  600                6
Ono Finance PLC, (Broadcast & Cable TV)                   1,225               12
Ono Finance PLC, (Broadcast & Cable TV)                     265                3
Sterling Chemicals, Inc., (Chemicals)                     1,118               11
XM Satellite Radio, Inc., (Utilities -- Telephone)          425              212
                                                                  --------------
    Total Warrants (Identified Cost, $291,885)                    $        7,071
                                                                  --------------
REPURCHASE AGREEMENT -- 1.6%

                                                Principal Amount
                                                 (000 Omitted)
Goldman Sachs, dated 12/31/02,
  due 1/02/03, total to be received
  $1,485,099 (secured by various U.S.
  Treasury and Federal Agency obligations
  in a jointly traded account), at Cost,         $        1,485   $    1,485,000
                                                                  --------------
    Total Investments
      (Identified Cost, $103,877,602)                             $   92,205,707
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.1%                                             1,982,193
                                                                  --------------
    NET ASSETS  100.0%                                            $   94,187,900
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
MANAGED SECTORS VARIABLE ACCOUNT
STOCKS -- 96.5%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 94.4%
AUTO PARTS -- 1.3%
Harley-Davidson, Inc.                                    16,100   $      743,820
                                                                  --------------
BUILDING MATERIALS -- 2.2%
3M Co.                                                    8,500   $    1,048,050
Praxair, Inc.                                             5,000          288,850
                                                                  --------------
                                                                  $    1,336,900
                                                                  --------------
COMMUNICATION SERVICES -- 0.3%
AT&T Wireless Services, Inc.*                            31,300   $      176,845
                                                                  --------------
CONSUMER PRODUCTS -- 5.2%
Avon Products, Inc.                                      13,300   $      716,471
Colgate-Palmolive Co.                                     3,500          183,505
Gillette Co.                                             11,500          349,140
PepsiCo, Inc.                                            24,800        1,047,056
Philip Morris Cos., Inc.                                 12,100          490,413
Sysco Corp.                                              10,300          306,837
                                                                  --------------
                                                                  $    3,093,422
                                                                  --------------
ENERGY -- 1.8%
BJ Services Co.*                                         16,400   $      529,884
Schlumberger Ltd.                                        12,200          513,498
                                                                  --------------
                                                                  $    1,043,382
                                                                  --------------
FINANCIAL SERVICES -- 13.3%
American Express Co.                                     14,500   $      512,575
American International Group, Inc.                       10,500          607,425
Arthur J. Gallagher & Co.                                 9,000          264,420
Citigroup, Inc.                                          43,800        1,541,322
Freddie Mac                                              18,300        1,080,615
Goldman Sachs Group, Inc.                                11,400          776,340
Hartford Financial Services Group, Inc.                   5,800          263,494
Mellon Financial Corp.                                   16,600          433,426
Merrill Lynch & Co., Inc.                                18,700          709,665
MetLife, Inc.                                            11,600          313,664
Morgan Stanley Dean Witter & Co.                         12,400          495,008
SLM Corp.                                                 4,700          488,142
Travelers Property Casualty Corp.*                       29,092          426,198
                                                                  --------------
                                                                  $    7,912,294
                                                                  --------------
HEALTHCARE -- 18.8%
Abbott Laboratories, Inc.                                17,600   $      704,000
Amgen, Inc.*                                             26,500        1,281,010
Boston Scientific Corp.*                                  8,500          361,420
Cardinal Health, Inc.                                     2,700          159,813
Eli Lilly & Co.                                          18,100        1,149,350
Express Scripts, Inc.*                                    5,400          259,416
Forest Laboratories, Inc.*                                9,800          962,556
Genzyme Corp.*                                           11,900          351,895
Johnson & Johnson Co.                                    34,300        1,842,253
Medimmune, Inc.*                                          7,000          190,190
Medtronic, Inc.                                          15,100          688,560
Pfizer, Inc.                                             83,000        2,537,310
Pharmacia Corp.                                          13,600          568,480
Wyeth                                                     3,200          119,680
                                                                  --------------
                                                                  $   11,175,933
                                                                  --------------
INDUSTRIAL -- 4.4%
Danaher Corp.                                             2,500   $      164,250
General Electric Co.                                     49,500        1,205,325
Illinois Tool Works, Inc.                                 9,600          622,656
Lockheed Martin Corp.                                     1,700           98,175
Northrop Grumman Corp.                                    5,450          528,650
                                                                  --------------
                                                                  $    2,619,056
                                                                  --------------
LEISURE -- 10.1%
AOL Time Warner, Inc.*                                   66,800   $      875,080
ARAMARK Corp.*                                           10,300          242,050
Brinker International, Inc.*                              7,100          228,975
Clear Channel Communications, Inc.*                      24,600          917,334
Comcast Corp. "A"*                                        7,700          181,489
Comcast Corp. "Special A"*                               13,500          304,560
Fox Entertainment Group, Inc.*                           17,200          445,996
Gannett Co., Inc.                                         3,600          258,480
Lamar Advertising Co., "A"*                              12,500          420,375
New York Times Co.                                        9,600          439,008
Starwood Hotels & Resorts Co.                            16,900          401,206
Viacom, Inc., "B"*                                       29,000        1,182,040
Westwood One, Inc.*                                       3,200          119,552
                                                                  --------------
                                                                  $    6,016,145
                                                                  --------------
OTHER -- 6.4%
Affiliated Computer Services, Inc., "A"*                 14,300   $      752,895
Apollo Group, Inc.*                                       7,200          316,800
Automatic Data Processing, Inc.                          24,700          969,475
BISYS Group, Inc.*                                       18,300          290,970
Concord EFS, Inc.*                                       10,300          162,122
First Data Corp.                                         23,900          846,299
SunGard Data Systems, Inc.*                              19,100          449,996
                                                                  --------------
                                                                  $    3,788,557
                                                                  --------------
RETAIL -- 9.3%
Family Dollar Stores, Inc.                                7,200   $      224,712
Gap, Inc.                                                24,400          378,688
Home Depot, Inc.                                         35,000          838,600
Kohl's Corp.*                                            14,400          805,680
Lowe's Cos., Inc.                                        13,600          510,000
Staples, Inc.*                                            9,800          179,340
Target Corp.                                             26,200          786,000
The Limited., Inc.                                       13,300          185,269
The TJX Cos., Inc.                                        9,200          179,584
Wal-Mart Stores, Inc.                                    28,300        1,429,433
                                                                  --------------
                                                                  $    5,517,306
                                                                  --------------
TECHNOLOGY -- 19.9%
Analog Devices, Inc.*                                    33,100   $      790,097
Cadence Design Systems, Inc.*                            34,800          410,292
Cisco Systems, Inc.*                                    129,400        1,695,140
Dell Computer Corp.*                                     35,600          951,944
Intel Corp.                                              12,600          196,182
International Business Machines Corp.                    14,700        1,139,250
Linear Technology Corp.                                  10,800          277,776
Maxim Integrated Products, Inc.                          10,800          356,832
Microchip Technology, Inc.                                7,100          173,595
Microsoft Corp.*                                         47,500        2,455,750
Novellus Systems, Inc.*                                   7,900          221,832
Oracle Corp.*                                           118,900        1,284,120
Peoplesoft, Inc.*                                        41,800          765,358
Texas Instruments, Inc.                                  23,600          354,236
VERITAS Software Corp.*                                  48,400          756,008
                                                                  --------------
                                                                  $   11,828,412
                                                                  --------------
TRANSPORTATION -- 1.4%
Fedex Corp.                                               3,300   $      178,926
United Parcel Service, Inc.                              10,200          643,416
                                                                  --------------
                                                                  $      822,342
                                                                  --------------
    Total U.S. Stocks                                             $   56,074,414
                                                                  --------------

ISSUER                                                SHARES          VALUE
FOREIGN STOCKS -- 2.1%
BERMUDA -- 2.1%
XL Capital Ltd. (Insurance)                               9,800   $      757,050
Ace Ltd. (Financial Services)                            16,700          489,978
                                                                  --------------
                                                                  $    1,247,028
                                                                  --------------
    Total Foreign Stocks                                          $    1,247,028
                                                                  --------------
    Total Stocks (Identified Cost, $58,118,010)                   $   57,321,442
                                                                  --------------
REPURCHASE AGREEMENT -- 3.5%

                                                Principal Amount
                                                 (000 Omitted)
Merrill Lynch, dated 12/31/02, due 1/2/03,
  total to be received $2,079,627
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost                       $        2,079   $   2,079,488
                                                                  --------------
    Total Investments
      (Identified Cost, $60,197,497)                              $   59,400,930
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.0%                                                11,204
                                                                  --------------
    NET ASSETS -- 100.0%                                          $   59,412,134
                                                                  ==============

  * Non-income producing security

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
MONEY MARKET VARIABLE ACCOUNT
COMMERCIAL PAPER -- 77.9%

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
Abbey National North
  America, due 1/02/03                           $        1,523   $    1,522,947
American General Finance
  Corp., due 1/29/03                                      2,500        2,496,442
Blue Ridge Asset, due 2/10/03                             1,000          998,522
Citibank Credit Card
  Issuance Trust, due 3/27/03                             1,500        1,495,325
Citigroup, Inc., due
  1/16/03 - 1/23/03                                       1,500        1,498,633
Coca Cola Enterprises,
  Inc., due 1/21/03                                         448          447,564
Corporate Asset Fund,
  due 3/14/03                                               918          915,558
Corporate Recreation Corp.,
  due 1/14/03                                             1,084        1,083,475
Delaware Funding Corp.,
  due 2/05/03                                             1,086        1,084,585
Edison Asset Securitization LLC,
  due 1/02/03                                             1,523        1,522,947
Falcon Asset Securitization,
  due 1/10/03                                               550          549,763
FCAR Owner Trust Series,
  due 1/14/03                                             2,000        1,998,758
General Electric Capital Corp.,
  due 1/02/03                                             1,360        1,359,953
Govco, Inc.,
  due 1/06/03 - 1/17/03                                   2,250        2,249,341
HBOS Treasury Services PLC,
  due 2/04/03                                             2,000        1,996,940
ING America Insurance Holdings,
  due 2/14/03                                             1,000          998,106
Jupiter Section, due 2/07/03                              1,500        1,497,919
McGraw Hill, Inc., due 6/10/03                            1,500        1,491,267
Morgan Stanley Dean Witter,
  due 2/14/03                                             1,500        1,497,543
New Center Asset Trust,
  due 1/23/03                                             2,000        1,997,837
Park Avenue Recreation Corp.,
  due 1/09/03                                             2,500        2,499,044
Preferred Receivables Funding,
  due 1/14/03                                             1,000          999,516
Private Export Funding Corp.,
  due 1/21/03                                             2,000        1,998,156
Societe Generale,
  due 2/19/03                                             1,500        1,497,285
Thunder Bay Funding, Inc.,
  due 2/18/03                                             1,201        1,198,838
Trident Capital Finance, Inc.,
  due 1/16/03                                             1,500        1,499,156
Wells Fargo & Co.,
  due 2/21/03                                             1,000          998,187
                                                                  --------------
    Total Commercial Paper,
      at Amortized Cost                                           $   39,393,607
                                                                  --------------

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS -- 22.7%
Federal Home Loan Bank,
  due 1/15/03 - 3/14/03                          $        6,000   $    5,992,222
Federal National Mortgage Assn.,
  due 2/05/03 - 2/07/03                                   5,500        5,492,271
                                                                  --------------
    Total U.S. Government and
      Agency Obligations,
      at Amortized Cost and Value                                 $   11,484,493
                                                                  --------------
    Total Investments,
      at Amortized Cost and Value                                 $   50,878,100
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.6%)                                            (319,190)
                                                                  --------------
    NET ASSETS -- 100.0%                                          $   50,558,910
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
TOTAL RETURN VARIABLE ACCOUNT
STOCKS -- 53.2%

ISSUER                                                 SHARES         VALUE
U.S. STOCKS -- 51.2%
AEROSPACE -- 0.1%
United Technologies Corp.                                 4,010   $      248,379
                                                                  --------------
BANKS & CREDIT COS. -- 4.3%
Bank of America Corp.                                    29,090   $    2,023,791
FleetBoston Financial Corp.                              80,560        1,957,608
Mellon Financial Corp.                                   76,100        1,986,971
SouthTrust Corp.                                         26,801          666,005
SunTrust Banks, Inc.                                     17,000          967,640
U.S. Bancorp, Inc.                                        2,952           62,641
Wachovia Corp.                                           23,999          874,524
                                                                  --------------
                                                                  $    8,539,180
                                                                  --------------
BUSINESS MACHINES -- 0.3%
Hewlett-Packard Co.                                      24,500   $      425,320
International Business Machines Corp.                     2,960          229,400
                                                                  --------------
                                                                  $      654,720
                                                                  --------------
BUSINESS SERVICES -- 0.2%
Automatic Data Processing, Inc.                           8,400   $      329,700
                                                                  --------------
CHEMICALS -- 1.2%
Air Products & Chemicals, Inc.                            4,020   $      171,855
Dow Chemical Co.                                         17,800          528,660
E.I. DuPont de Nemours & Co.                              3,800          161,120
Lyondell Petrochemical Co.                                7,500           94,800
PPG Industries, Inc.                                      5,600          280,840
Praxair, Inc.                                            21,200        1,224,724
                                                                  --------------
                                                                  $    2,461,999
                                                                  --------------
COMPUTER SOFTWARE -- 0.8%
Microsoft Corp.*                                         14,820   $      766,194
Oracle Corp.*                                            76,750          828,900
                                                                  --------------
                                                                  $    1,595,094
                                                                  --------------
CONGLOMERATES -- 0.8%
General Electric Co.                                     33,380   $      812,803
Tyco International Ltd.                                  45,960          784,997
                                                                  --------------
                                                                  $    1,597,800
                                                                  --------------
CONSUMER GOODS & SERVICES -- 1.2%
Colgate-Palmolive Co.                                     5,000   $      262,150
Fortune Brands, Inc.                                      1,500           69,765
Gillette Co.                                             11,100          336,996
Kimberly-Clark Corp.                                     13,600          645,592
Philip Morris Cos., Inc.                                 11,700          474,201
Procter & Gamble Co.                                      6,920          594,705
                                                                  --------------
                                                                  $    2,383,409
                                                                  --------------
CONTAINER, FOREST & PAPER PRODUCTS -- 1.3%
Bowater, Inc.                                            18,490   $      775,656
International Paper Co.                                  23,500          821,795
Owens Illinois, Inc.*                                    47,830          697,361
Smurfit-Stone Container Corp.*                           20,200          310,898
                                                                  --------------
                                                                  $    2,605,710
                                                                  --------------
ELECTRONICS -- 0.7%
Applied Micro Circuits Corp.*                            22,500   $       83,025
Honeywell International, Inc.                             3,700           88,800
Intel Corp.                                              32,330          503,378
Texas Instruments, Inc.                                  44,820          672,748
                                                                  --------------
                                                                  $    1,347,951
                                                                  --------------
ENTERTAINMENT -- 1.9%
Viacom, Inc., "B"*                                       74,503   $    3,036,742
Walt Disney Co.                                          40,950          667,895
                                                                  --------------
                                                                  $    3,704,637
                                                                  --------------

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
FINANCIAL INSTITUTIONS -- 3.0%
American Express Co.                                      4,100   $      144,935
Citigroup, Inc.                                          77,466        2,726,029
Goldman Sachs Group, Inc.                                 8,800          599,280
Merrill Lynch & Co., Inc.                                46,560        1,766,952
Morgan Stanley Dean Witter & Co.                         11,420          455,886
T. Rowe Price Group, Inc.                                 7,000          190,960
                                                                  --------------
                                                                  $    5,884,042
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 0.9%
Archer-Daniels-Midland Co.                               50,107   $      621,327
Kellogg Co.                                              24,100          825,907
PepsiCo, Inc.                                             7,686          324,503
                                                                  --------------
                                                                  $    1,771,737
                                                                  --------------
INSURANCE -- 3.0%
Allstate Corp.                                           32,240   $    1,192,558
Chubb Corp.                                              16,500          861,300
Cigna Corp.                                               3,540          145,565
Hartford Financial Services Group, Inc.                  33,240        1,510,093
MetLife, Inc.                                            45,400        1,227,616
Nationwide Financial Services, Inc., "A"                 19,610          561,826
Travelers Property Casualty Corp.*                       34,502          505,454
                                                                  --------------
                                                                  $    6,004,412
                                                                  --------------
MACHINERY -- 0.8%
Caterpillar, Inc.                                         5,100   $      233,172
Deere & Co.                                              30,740        1,409,429
                                                                  --------------
                                                                  $    1,642,601
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 4.4%
Abbott Laboratories, Inc.                                 3,660   $      146,400
Baxter International, Inc.                               18,240          510,720
Bristol-Myers Squibb Co.                                  6,650          153,947
Eli Lilly & Co.                                          25,620        1,626,870
Merck & Co., Inc.                                        35,000        1,981,350
Pfizer, Inc.                                             87,580        2,677,321
Schering Plough Corp.                                    70,340        1,561,548
                                                                  --------------
                                                                  $    8,658,156
                                                                  --------------
METALS & MINING -- 1.0%
Alcoa, Inc.                                              77,990   $    1,776,612
Phelps Dodge Corp.*                                       7,600          240,540
                                                                  --------------
                                                                  $    2,017,152
                                                                  --------------
OIL SERVICES -- 3.3%
BJ Services Co.*                                         19,350   $      625,199
Cooper Cameron Corp.*                                    16,350          814,557
GlobalSantaFe Corp.                                      37,000          899,840
Noble Corp.*                                             60,915        2,141,162
Schlumberger Ltd.                                        46,980        1,977,388
                                                                  --------------
                                                                  $    6,458,146
                                                                  --------------
OILS -- 4.6%
Apache Corp.                                             27,218   $    1,551,154
Conoco Phillips, Inc.                                    17,180          831,340
Devon Energy Corp.                                       49,520        2,272,968
ExxonMobil Corp.                                         58,792        2,054,192
Occidental Petroleum Corp.                               71,850        2,044,133
Unocal Corp.                                             12,350          377,663
                                                                  --------------
                                                                  $    9,131,450
                                                                  --------------
PHOTOGRAPHIC PRODUCTS -- 0.2%
Eastman Kodak Co.                                         8,900   $      311,856
                                                                  --------------
PRINTING & PUBLISHING -- 1.0%
Gannett Co., Inc.                                         9,520   $      683,536
New York Times Co.                                       15,100          690,523
Tribune Co.                                              12,200          554,612
                                                                  --------------
                                                                  $    1,928,671
                                                                  --------------
RAILROADS -- 0.8%
Burlington Northern, Inc.                                35,560   $      924,916
Norfolk Southern Corp.                                   27,700          553,723
                                                                  --------------
                                                                  $    1,478,639
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.9%
Equity Office Properties Trust                           16,800   $      419,664
Equity Residential Properties Trust                      30,260          743,791
Healthcare Realty Trust                                   4,600          134,550
Starwood Hotels & Resorts Co.                            16,250          385,775
                                                                  --------------
                                                                  $    1,683,780
                                                                  --------------
RESTAURANTS & LODGING -- 0.7%
Hilton Hotels Corp.                                      54,970   $      698,669
McDonald's Corp.                                         42,970          690,957
                                                                  --------------
                                                                  $    1,389,626
                                                                  --------------
RETAIL -- 1.7%
Home Depot, Inc.                                         38,800   $      929,648
May Department Stores Co.                                23,480          539,570
Sears, Roebuck & Co.                                     82,030        1,964,619
                                                                  --------------
                                                                  $    3,433,837
                                                                  --------------
SUPERMARKETS -- 1.0%
Kroger Co.*                                             113,690   $    1,756,510
Safeway, Inc.*                                            5,960          139,226
                                                                  --------------
                                                                  $    1,895,736
                                                                  --------------
TELECOMMUNICATIONS -- 6.5%
Advanced Fibre Communications, Inc.*                     27,930   $      465,035
AT&T Corp.                                               55,074        1,437,982
AT&T Wireless Services, Inc.*                           314,137        1,774,874
BellSouth Corp.                                          47,900        1,239,173
Comcast Corp.*                                           32,532          766,779
Comcast Corp., "A"*                                      72,080        1,626,125
Motorola, Inc.                                           67,370          582,751
SBC Communications, Inc.                                 38,724        1,049,808
Telephone & Data Systems, Inc.                           36,960        1,737,859
Verizon Communications, Inc.                             54,346        2,105,907
                                                                  --------------
                                                                  $   12,786,293
                                                                  --------------
U.S. GOVERNMENT AGENCIES -- 1.3%
Federal Home Loan Mortgage Corp.                         38,310   $    2,262,205
Federal National Mortgage Assn.                           3,800          244,454
                                                                  --------------
                                                                  $    2,506,659
                                                                  --------------
UTILITIES -- 3.3%
Calpine Corp.*                                          251,800   $      820,868
Entergy Corp.                                             9,300          423,987
Exelon Corp.                                              6,320          333,507
FPL Group, Inc.                                           4,560          274,193
National Fuel Gas Co.                                    46,400          961,872
NiSource, Inc.                                          117,903        2,358,060
Pinnacle West Capital Corp.                               6,660          227,039
TXU Corp.                                                49,410          922,979
WGL Holdings, Inc.                                        9,910          237,047
                                                                  --------------
                                                                  $    6,559,552
                                                                  --------------
    Total U.S. Stocks                                             $  101,010,924
                                                                  --------------
FOREIGN STOCKS -- 2.0%
CANADA -- 0.1%
Alcan, Inc. (Metals)                                      8,750   $      258,300
                                                                  --------------
NETHERLANDS -- 0.2%
Akzo Nobel NV (Chemicals)                                11,600   $      367,606
                                                                  --------------
SWITZERLAND
Nestle SA (Food & Beverage Products)                        630   $      133,490
                                                                  --------------

ISSUER                                                SHARES          VALUE
FOREIGN STOCKS -- continued
UNITED KINGDOM -- 1.7%
BP Amoco Plc, ADR (Oils)                                 35,870   $    1,458,115
Diageo Plc
  (Food & Beverage Products)*                             8,677           94,250
Reed Elsevier Plc (Publishing)                          115,600          989,645
Vodafone Group Plc, ADR
  (Telecommunications)                                   41,739          756,311
                                                                  --------------
                                                                  $    3,298,321
                                                                  --------------
    Total Foreign Stocks                                          $    4,057,717
                                                                  --------------
    Total Stocks (Identified Cost, $115,513,950)                  $  105,068,641
                                                                  --------------
BONDS -- 40.0%

                                                Principal Amount
                                                 (000 Omitted)
U.S. BONDS -- 38.7%
AEROSPACE & DEFENSE -- 0.3%
Northrop Grumman Corp., 7.75s, 2031              $          326   $      390,829
Raytheon Co., 6.15s, 2008                                   217          234,106
                                                                  --------------
                                                                  $      624,935
                                                                  --------------
AIRLINES -- 0.4%
American Airlines Pass-Through Trust,
  6.855s, 2010                                   $          165   $      157,567
Continental Airlines
  Pass-Through Trust, Inc.,
  6.648s, 2019                                              620          541,612
Jet Equipment Trust,
  11.44s, 2014##                                            300               30
                                                                  --------------
                                                                  $      699,209
                                                                  --------------
AUTOMOTIVE -- 0.2%
TRW, Inc., 6.625s, 2004                          $          110   $      114,328
TRW, Inc., 7.75s, 2029                                      167          196,977
                                                                  --------------
                                                                  $      311,305
                                                                  --------------
BUILDING MATERIALS -- 0.1%
CRH America, Inc., 6.95s, 2012                   $          208   $      233,017
                                                                  --------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875s, 2006                      $          147   $      152,536
                                                                  --------------
CORPORATE ASSET-BACKED -- 4.8%
Banamex Credit Card
  Merchant Voucher,
  6.25s, 2003##                                  $          113   $      113,121
BCF Corp., 7.75s, 2026##                                     86           64,934
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008                              407          445,003
Beneficial Home Equity
  Loan Trust, 1.5s, 2037                                    455          449,521
Certificates Funding Corp.,
  6.716s, 2004                                              295          317,267
Chase Commercial Mortgage
  Securities Corp., 6.39s, 2030                             369          413,542
Chase Commercial Mortgage
  Securities Corp., 7.543s, 2032                            125          141,105
Chase Mortgage
  Finance Trust, 6s, 2017                                   269          277,188
Citibank Credit Card
  Issuance Trust, 6.65s, 2008                               623          672,164
Commerce 2000, 1.64s, 2011                                  194          194,202
Countrywide Home
  Loans, Inc., 6.85s, 2004                                  232          246,795
Countrywide Home
  Loans, Inc., 4.08s, 2031                                  342          349,161
Criimi Mae Corp., 6.701s, 2030##                            190          200,396
Criimi Mae Corp., 7s, 2033                                  320          349,966
CWMBS, Inc.
  Pass-Through Trust, 8s, 2030                              756          791,853
Goldman Sachs Mortgage
  Securities Corp. II, 6.06s, 2030                          437          463,861
Independant National
  Mortgage Corp., 7s, 2026                                  109          110,697
Morgan Commercial
  Mortgage Finance Corp.,
  6.613s, 2030                                              175          196,032
Morgan Stanley
  Capital I, Inc., 0.7037s, 2030##                        9,951          320,049
Morgan Stanley Dean Witter
  Capital Trust, 2.96s, 2013##                              333          332,897
Residential Accredit
  Loans, Inc., 6.75s, 2028                                1,015        1,044,308
Residential Accredit
  Loans, Inc., 7s, 2028                                     471          488,868
Residential Funding
  Mortgage Securities, Inc.,
  6s, 2016                                                1,201        1,234,659
Summit Acceptance
  Auto Receivables Trust,
  7.51s, 2007                                               200          207,500
                                                                  --------------
                                                                  $    9,425,089
                                                                  --------------
ENTERTAINMENT -- 0.2%
AOL Time Warner, Inc., 6.15s, 2007               $           97   $      100,766
AOL Time Warner, Inc., 10.15s, 2012                           1            1,262
AOL Time Warner, Inc., 6.875s, 2018                         172          171,973
USA Interactive, Inc., 7s, 2013##                           171          177,009
                                                                  --------------
                                                                  $      451,010
                                                                  --------------
FINANCIAL INSTITUTIONS -- 2.0%
Bank of America Corp., 7.4s, 2011                $          299   $      352,212
Credit Suisse First Boston
  USA, 5.75s, 2007                                           67           71,722
Credit Suisse First Boston
  USA, 4.625s, 2008                                         736          746,260
Ford Motor Credit Co., 6.875s, 2006                          16           16,028
Ford Motor Credit Co., 7.375s, 2009                         420          416,162
Ford Motor Credit Co., 7.45s, 2031                          123          106,994
General Electric
  Capital Corp., 7.5s, 2005                                 536          598,674
General Electric
  Capital Corp., 8.75s, 2007                                130          156,526
General Motors Acceptance Corp.,
  6.875s, 2011                                              277          276,241
General Motors Acceptance Corp.,
  7.25s, 2011                                               185          188,521
General Motors Acceptance Corp.,
  3.898s, 2013                                              128          127,651
General Motors Acceptance Corp.,
  8s, 2031                                                  176          176,958
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                                               334          392,581
Morgan Stanley Group, Inc.,
  6.1s, 2006                                                353          384,546
                                                                  --------------
                                                                  $    4,011,076
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 0.4%
Dole Food, Inc., 7.25s, 2009                     $          262   $      253,740
Kellogg Co., 6s, 2006                                       291          315,425
Tyson Foods, Inc., 8.25s, 2011                              271          320,407
                                                                  --------------
                                                                  $      889,572
                                                                  --------------
FOREST & PAPER PRODUCTS -- 0.2%
Weyerhaeuser Co., 6.75s, 2012                    $          254   $      276,946
Weyerhaeuser Co., 7.375s, 2032                              138          149,665
                                                                  --------------
                                                                  $      426,611
                                                                  --------------

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
U.S. BONDS -- continued
GAMING & HOTELS -- 0.2%
Harrahs Operating, Inc.,
  7.125s, 2007                                   $          193   $      212,777
MGM Mirage, Inc., 8.5s, 2010                                179          197,795
                                                                  --------------
                                                                  $      410,572
                                                                  --------------
INSURANCE -- 0.8%
AIG Sunamerica, 7.6s, 2005##                     $          444   $      497,649
Allstate Corp., 6.125s, 2032                                185          188,461
MetLife, Inc., 6.5s, 2032                                   180          186,827
Prudential Funding Corp.,
  6.6s, 2008                                                179          198,110
Sunamerica Institutional
  Funding I, 5.75s, 2009                                    441          475,486
                                                                  --------------
                                                                  $    1,546,533
                                                                  --------------
MACHINERY -- 0.1%
Kennametal, Inc., 7.2s, 2012                     $          250   $      265,268
                                                                  --------------
MEDIA -- 0.8%
Belo Corp., 7.75s, 2027                          $          226   $      240,438
Clear Channel Communications,
  Inc., 7.25s, 2003                                         133          135,684
Clear Channel Communications,
  Inc., 7.875s, 2005                                         93          101,818
Cox Communications, Inc.,
  7.75s, 2010                                               362          412,302
News America Holdings, Inc.,
  6.703s, 2004                                              215          217,724
News America Holdings, Inc.,
  8.5s, 2005                                                 86           92,991
TCI Communications
  Financing III, 9.65s, 2027                                425          391,070
                                                                  --------------
                                                                  $    1,592,027
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 0.2%
HCA, Inc., 6.95s, 2012                           $          338   $      356,190
                                                                  --------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy Partners, Inc.,
  6.75s, 2011                                    $          315   $      342,169
Kinder Morgan Energy Partners, Inc.,
  7.75s, 2032                                               117          132,805
                                                                  --------------
                                                                  $      474,974
                                                                  --------------
OILS -- 0.4%
Amerada Hess Corp., 7.3s, 2031                   $          295   $      320,570
Devon Financing Corp.,
  6.875s, 2011                                              348          387,622
Occidental Petroleum Corp.,
  6.4s, 2003                                                 54           54,528
Phillips Petroleum Co., 8.5s, 2005                           40           45,485
                                                                  --------------
                                                                  $      808,205
                                                                  --------------
POLLUTION CONTROL -- 0.3%
Waste Management, Inc.,
  7.375s, 2010                                   $          508   $      555,823
                                                                  --------------
RAILROADS -- 0.2%
Union Pacific Corp., 6.34s, 2003                 $          365   $      378,063
                                                                  --------------
REAL ESTATE -- 0.7%
EOP Operating Limited Partnership,
  6.8s, 2009                                     $           29   $       31,453
Simon Property Group, Inc.,
  6.75s, 2004                                               578          601,139
Socgen Real Estate Co.,
  7.64s, 2049##                                             361          397,030
Vornado Realty Trust, 5.625s, 2007                          383          390,252
                                                                  --------------
                                                                  $    1,419,874
                                                                  --------------
TELECOMMUNICATIONS -- 0.9%
Alltel Corp., 7.875s, 2032                       $          127   $      155,840
AT&T Wireless Services, Inc.,
  7.35s, 2006                                               107          110,210
Citizens Communications Co.,
  8.5s, 2006                                                125          138,424
Citizens Communications Co.,
  7.625s, 2008                                              254          281,220
Sprint Capital Corp., 5.7s, 2003                            121          120,395
Sprint Capital Corp., 7.125s, 2006                           77           76,230
Telecomunicaciones
  de Puerto Rico, Inc., 6.65s, 2006                         270          285,869
Verizon Global Funding Corp.,
  7.375s, 2012                                              486          559,162
                                                                  --------------
                                                                  $    1,727,350
                                                                  --------------
U.S. GOVERNMENT AGENCIES -- 17.6%
Federal Home Loan Mortgage Corp.,
  4.25s, 2005                                    $          521   $      548,515
Federal Home Loan Mortgage Corp.,
  6s, 2011                                                   94          106,465
Federal Home Loan Mortgage Corp.,
  7s, 2005                                                  373          418,431
Federal National Mortgage Assn.,
  5.25s, 2007                                               690          755,402
Federal National Mortgage Assn.,
  5.5s, 2006 - 2030                                       3,556        3,734,398
Federal National Mortgage Assn.,
  5.722s, 2009                                              830          903,943
Federal National Mortgage Assn.,
  6s, 2016 - 2032                                         7,300        7,593,675
Federal National Mortgage Assn.,
  6.5s, 2031 - 2032                                       6,896        7,183,119
Federal National Mortgage Assn.,
  6.625s, 2009 - 2010                                     5,681        6,669,069
Federal National Mortgage Assn.,
  7.5s, 2030 - 2031                                         597          633,517
Government National Mortgage Assn.,
  6.5s, 2028                                              1,385        1,455,075
Government National Mortgage Assn.,
  7s, 2031 - 2032                                         3,659        3,878,851
Government National Mortgage Assn.,
  7.5s, 2023 - 2024                                         276          295,677
SLM Corp., 5.375s, 2013                                     195          201,111
Student Loan Marketing Assn.,
  5s, 2004                                                  250          262,549
                                                                  --------------
                                                                  $   34,639,797
                                                                  --------------
U.S. TREASURY OBLIGATIONS -- 5.6%
U.S. Treasury Bonds, 5.375s, 2031                $        1,243   $    1,355,064
U.S. Treasury Bonds, 6.25s, 2023                          2,413        2,834,899
U.S. Treasury Notes, 3.375s, 2007                           864          935,586
U.S. Treasury Notes, 3.5s, 2006                           1,935        2,013,609
U.S. Treasury Notes,
  4.375s, 2007 - 2012                                     1,878        1,967,192
U.S. Treasury Notes, 6.875s, 2006                           725          834,147
U.S. Treasury Notes, 11.875s, 2003                          935        1,020,355
                                                                  --------------
                                                                  $   10,960,852
                                                                  --------------

                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
U.S. BONDS -- continued
UTILITIES -- 2.0%
Cleveland Electric Illuminating Co.,
  9s, 2023                                       $          321   $      341,556
Detroit Energy Co., 7.05s, 2011                             238          264,128
Entergy Louisiana, Inc., 8.09s, 2017                        438          472,401
Entergy Mississippi, Inc., 6.2s, 2004                       256          265,842
Firstenergy Corp., 6.45s, 2011                               72           71,629
GGIB Funding Corp., 7.43s, 2011                             135          141,147
Gulf States Utilities Co., 8.25s, 2004                      128          135,706
Midamerican Energy Holdings Co.,
  5.875s, 2012                                               61           61,838
Midamerican Funding Corp.,
  6.927s, 2029                                              454          478,763
Niagara Mohawk Power Corp.,
  7.75s, 2006                                                 1            1,133
Niagara Mohawk Power Corp.,
  8.77s, 2018                                               571          597,555
Northeast Utilities, Inc., 8.58s, 2006                      201          225,334
Northwestern Corp., 8.75s, 2012                             163          117,127
Oncor Electric, 7s, 2032##                                  238          237,967
Pseg Power Corp., 6.95s, 2012                               124          125,902
Pseg Power Corp., 8.625s, 2031                               91           97,985
Toledo Edison Co., 7.875s, 2004                             320          339,540
                                                                  --------------
                                                                  $    3,975,553
                                                                  --------------
    Total U.S. Bonds                                              $   76,335,441
                                                                  --------------
FOREIGN BONDS -- 1.3%
CANADA -- 0.4%
Abitibi-Consolidated, Inc.,
  8.85s, 2030
  (Forest & Paper Products)                      $          400   $      430,145
Hydro Quebec, 6.3s, 2011
  (Utilities -- Electric)                                   262          298,289
                                                                  --------------
                                                                  $      728,434
                                                                  --------------
FRANCE -- 0.1%
France Telecom SA, 4.16s, 2003
  (Telecommunications)                           $          292   $      292,119
                                                                  --------------
ITALY -- 0.3%
Italian Republic, 4.625s, 2005                   $          363   $      382,941
Unicredito Italiano Capital Trust, 9.2s, 2049
  (Banks & Credit Cos.)##                                   208          255,603
                                                                  --------------
                                                                  $      638,544
                                                                  --------------
MEXICO -- 0.3%
Pemex Project Funding Master Trust,
  9.125s, 2010 (Oils)                            $          282   $      322,890
United Mexican States,
  8.375s, 2011                                               80           90,400
United Mexican States,
  11.375s, 2016                                              70           93,800
                                                                  --------------
                                                                  $      507,090
                                                                  --------------
SINGAPORE -- 0.1%
DBS Capital Funding Corp., 7.657s, 2049
  (Banks & Credit Cos.)##                        $          170   $      188,646
UNITED KINGDOM -- 0.1%
Abbey National Plc, 8.963s, 2049
  (Banks & Credit Cos.)                          $          179   $      221,925
    Total Foreign Bonds                                           $    2,576,758
                                                                  --------------
    Total Bonds (Identified Cost, $75,688,552)                    $   78,912,199
                                                                  --------------

ISSUER                                                SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS -- 0.6%
U.S. STOCKS -- 0.6%
INSURANCE -- 0.2%
Hartford Financial
  Services Group, Inc., 6s                                8,400   $      413,952
                                                                  --------------
TELECOMMUNICATIONS -- 0.3%
Motorola, Inc., 7s                                       17,400   $      556,800
                                                                  --------------
UTILITIES -- 0.1%
NiSource, Inc., 7.75s                                     6,900   $      264,960
                                                                  --------------
    Total Convertible Preferred Stocks
      (Identified Cost, $1,497,515)                               $    1,235,712
                                                                  --------------

                                                Principal Amount
                                                 (000 Omitted)
CONVERTIBLE BONDS -- 0.7%
U.S. BONDS -- 0.7%
CONGLOMERATES -- 0.2%
Loews Corp., 3.125s, 2007                        $          340   $      304,300
                                                                  --------------
ELECTRONICS -- 0.3%
Analog Devices, Inc., 4.75s, 2005                $          660   $      655,875
                                                                  --------------
RESTAURANTS & LODGING -- 0.2%
Hilton Hotels Corp., 5s, 2006                    $          440   $      421,300
                                                                  --------------
    Total Convertible Bonds
      (Identified Cost, $1,306,634)                               $    1,381,475
                                                                  --------------
REPURCHASE AGREEMENT -- 7.2%
Merrill Lynch & Co., Inc., dated
  12/31/02, due 1/2/03, total to be
  received $14,155,003 (secured
  by various U.S. Treasury and
  Federal Agency obligations in a
  jointly traded account), at cost               $       14,154   $   14,154,059
                                                                  --------------
    Total Investments
      (Identified Cost, $208,160,710)                             $  200,752,086
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.7)%                                          (3,395,936)
                                                                  --------------
    NET ASSETS -- 100.0%                                          $  197,356,150
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 *     Non-income producing security
**     Non-income producing security -- in default
##     SEC Rule 144A restriction
       Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
++     Security valued by or at the discretion of the Trustees.
AUD  = Australian Dollars
CAD  = Canadian Dollars
DKK  = Danish Kroner
EUR  = Euro
GBP  = British Pounds
NZD  = New Zealand Dollars
SEK  = Swedish Krona

STATEMENTS OF ASSETS AND LIABILITIES -- Year Ended December, 31 2002
(000 Omitted)

                                                       CAPITAL       GLOBAL      GOVERNMENT      HIGH         MANAGED
                                                    APPRECIATION  GOVERNMENTS    SECURITIES      YIELD        SECTORS
                                                      VARIABLE      VARIABLE      VARIABLE     VARIABLE      VARIABLE
                                                       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT
                                                    ------------  -----------    ----------   ----------    ----------
Assets:
  Investments --
    Investments cost                                 $  305,050    $   10,931    $  121,331   $  102,393    $   58,118
    Unrealized appreciation (depreciation)              (46,025)          717         6,848      (11,672)         (797)
    Repurchase agreements, at value                      13,085           547        16,468        1,485         2,080
                                                     ----------    ----------    ----------   ----------    ----------
      Total investments, at value                    $  272,110    $   12,195    $  144,647   $   92,206    $   59,401
  Cash                                                        6            --            44          355             4
  Receivable for investments sold                           872           135            --          545         1,768
  Receivable for units sold                                  81             4            13           14            29
  Receivable for daily variation margin on open
   future contracts                                          --             0*           --           --            --
  Receivable for forward foreign currency exchange
   contracts                                                 --           185            --           --            --
  Interest and dividends receivable                         221           166         1,257        1,884            63
  Other assets                                                9             9             2            1             1
                                                     ----------    ----------    ----------   ----------    ----------
      Total assets                                   $  273,299    $   12,542    $  145,963   $   95,005    $   61,266
                                                     ==========    ==========    ==========   ==========    ==========
Liabilities:
  Payable for forward foreign currency exchange
    contracts                                                --            93            --            2            --
  Payable for forward foreign currency exchange
    contracts subject  to master netting                     --            59            --           --            --
  Payable for investments purchased                  $      543    $      329    $   13,499   $      545    $    1,721
  Payable for units acquired                                214             4            61          108            41
  Payable to affiliates --
    Investment adviser                                        6            --             2            2             1
    Sponsor                                                 627           111           475          105            52
  Accrued expenses and other liabilities                     58            36            50           55            39
                                                     ----------    ----------    ----------   ----------    ----------
      Total liabilities                              $    1,448    $      480    $   14,087   $      817    $    1,854
                                                     ----------    ----------    ----------   ----------    ----------
        Net assets                                   $  271,851    $   12,062    $  131,876   $   94,188    $   59,412
                                                     ==========    ==========    ==========   ==========    ==========

                                                        MONEY        TOTAL
                                                       MARKET        RETURN
                                                      VARIABLE      VARIABLE
                                                       ACCOUNT      ACCOUNT
                                                     ----------   -----------
Assets:
  Investments --
    Investments cost                                 $   50,878   $  194,007
    Unrealized appreciation (depreciation)                   --       (7,409)
    Repurchase agreements, at value                          --       14,154
                                                     ----------   ----------
      Total investments, at value                    $   50,878   $  200,752
  Cash                                                        1           60
  Receivable for investments sold                            --        1,327
  Receivable for units sold                                 110           47
  Receivable for daily variation margin on open
   future contracts                                          --           --
  Receivable for forward foreign currency exchange
   contracts                                                 --           --
  Interest and dividends receivable                          --        1,111
  Other assets                                               16            9
                                                     ----------   ----------
      Total assets                                   $   51,005   $  203,306
                                                     ==========   ==========
Liabilities:
  Payable for forward foreign currency exchange
    contracts                                                --           --
  Payable for forward foreign currency exchange
    contracts subject  to master netting                     --           --
  Payable for investments purchased                  $       --   $    5,578
  Payable for units acquired                                 37          245
  Payable to affiliates --
    Investment adviser                                        1            4
    Sponsor                                                 345           59
  Accrued expenses and other liabilities                     63           64
                                                     ----------   ----------
      Total liabilities                              $      446   $    5,950
                                                     ----------   ----------
        Net assets                                   $   50,559   $  197,356
                                                     ==========   ==========

* Amount less than $500.

                       See notes to financial statements.

                                                                    CAPITAL      GLOBAL     GOVERNMENT    HIGH     MANAGED   MONEY
                                                                  APPRECIATION GOVERNMENTS  SECURITIES    YIELD    SECTORS   MARKET
                                                          UNIT      VARIABLE    VARIABLE     VARIABLE   VARIABLE  VARIABLE  VARIABLE
                                                 UNIT     VALUE     ACCOUNT     ACCOUNT      ACCOUNT     ACCOUNT   ACCOUNT   ACCOUNT
                                                 -----  --------  ------------ -----------  ----------  --------  --------  --------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2                                      4,521  $  39.86   $ 180,307
  Compass 3                                        812     26.33      21,393
  Compass 3 - Level 2                            6,148     10.93      67,198
Global Governments Variable Account --
  Compass 2                                        160  $  22.13               $     3,543
  Compass 3                                         58     21.64                     1,268
  Compass 3 - Level 2                              568     12.65                     7,185
Government Securities Variable Account --
  Compass 2                                      2,759  $  36.12                            $   99,638
  Compass 3                                        205     25.28                                 5,191
  Compass 3 - Level 2                            1,692     14.76                                24,973
High Yield Variable Account --
  Compass 2                                      2,069  $  28.51                                        $ 58,990
  Compass 3                                        178     20.99                                           3,728
  Compass 3 - Level 2                            2,684     11.20                                          30,059
Managed Sectors Variable Account --
  Compass 2                                        455  $  33.72                                                  $ 15,334
  Compass 3                                        296     33.21                                                     9,827
  Compass 3 - Level 2                            3,173     10.73                                                    34,054
Money Market Variable Account --
  Compass 2                                      1,626  $  20.32                                                            $ 32,975
  Compass 3                                        186     16.68                                                               3,074
  Compass 3 - Level 2                            1,113     12.47                                                              13,869
Total Return Variable Account --
  Compass 2                                      1,871  $  35.95
  Compass 3                                        634     35.16
  Compass 3 - Level 2                            6,236     16.95
                                                                   ---------   -----------  ----------  --------  --------  --------
    Net assets applicable to owners of deferred
     contracts                                                       268,898        11,996     129,802    92,777    59,215    49,918

Reserve for variable annuities --
    Compass 2 Contracts                                                2,658            19       1,970     1,369        91       593
    Compass 3 Contracts                                                   15            39           0         1        28        31
    Compass 3 - Level 2 Contracts                                        280             8         104        41        78        17
                                                                   ---------   -----------  ----------  --------  --------  --------
      Net assets                                                   $ 271,851   $    12,062  $  131,876  $ 94,188  $ 59,412  $ 50,559
                                                                   =========   ===========  ==========  ========  ========  ========

                                                   TOTAL
                                                   RETURN
                                                  VARIABLE
                                                  ACCOUNT
                                                 ---------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Global Governments Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Government Securities Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
High Yield Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Managed Sectors Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Money Market Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Total Return Variable Account --
  Compass 2                                      $  67,223
  Compass 3                                         22,257
  Compass 3 - Level 2                              105,702
                                                 ---------
    Net assets applicable to owners of deferred
     contracts                                     195,182

Reserve for variable annuities --
    Compass 2 Contracts                              1,464
    Compass 3 Contracts                                261
    Compass 3 - Level 2 Contracts                      449
                                                 ---------
      Net assets                                 $ 197,356
                                                 =========

                       See notes to financial statements.

STATEMENTS OF OPERATIONS -- Year Ended December 31, 2002
(000 Omitted)

                                                     CAPITAL        GLOBAL    GOVERNMENT    HIGH      MANAGED    MONEY     TOTAL
                                                   APPRECIATION  GOVERNMENTS  SECURITIES    YIELD     SECTORS    MARKET    RETURN
                                                     VARIABLE      VARIABLE    VARIABLE   VARIABLE   VARIABLE   VARIABLE  VARIABLE
                                                      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT   ACCOUNT
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
Net investment income (loss):
  Income --
    Interest                                       $        285  $       459 $     6,883  $   8,652  $      87  $  1,305  $   5,515
    Dividends                                             2,405           --          --        178        412        --      2,518
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
      Total investment income                      $      2,690  $       459 $     6,883  $   8,830  $     499  $  1,305  $   8,033
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
  Expenses --
    Mortality and expense risk charges             $      4,410  $       127 $     1,657  $   1,077  $     925  $    866  $   2,662
    Management fee                                        2,582           79         722        638        560       346      1,618
    Boards of Managers fees                                  24            1           7          4          5         4         12
    Distribution fee                                         42            2           8          6         19         5         39
    Administrative fee                                       38            1          12          8          8         7         22
    Custodian fee                                           152           12          55         34         31        31         95
    Printing                                                 19            1           9         15          4        10          9
    Auditing fees                                            30           41          37         38         30        20         39
    Legal fees                                                2            2           1          1          1        --          1
    Miscellaneous                                            11           --           1          4          2        47          6
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
      Total expenses                               $      7,310  $       266 $     2,509  $   1,825  $   1,585  $  1,336  $   4,503
    Fees paid indirectly                                    (19)          --          (2)        (2)        (3)       --         (6)
    Reduction of expenses by investment adviser              --           (5)         --         --         --        --         --
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
Net expenses                                       $      7,291  $       261 $     2,507  $   1,823  $   1,582  $  1,336  $   4,497
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
      Net investment income (loss)                 $     (4,601) $       198 $     4,376  $   7,007  $  (1,083) $    (31) $   3,536
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                        $   (124,527) $       375 $     1,007  $ (17,644) $ (16,571) $     --  $  (7,792)
    Futures Contracts                                                    148
    Foreign currency transactions                            (2)         (26)         --         (5)        (2)       --         (1)
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
      Net realized gain (loss) on investments and
        foreign currency transactions              $   (124,529) $       497 $     1,007  $ (17,649) $ (16,573) $     --  $  (7,793)
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
  Change in unrealized appreciation
    (depreciation) --
    Investments                                    $    (19,285) $       958 $     4,771  $  10,942  $  (6,684) $     --  $ (11,303)
    Futures Contracts                                                      9
    Translation of assets and liabilities in
      foreign currencies                                     --          199          --           --       --        --         --
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
      Net unrealized loss on investments and
        foreign currency translation               $    (19,285) $     1,166 $     4,771  $  10,942  $  (6,684) $     --  $ (11,303)
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
      Net realized and unrealized gain (loss) on
        investments and foreign currency           $   (143,814) $     1,663 $     5,778  $  (6,707) $ (23,257) $     --  $ (19,096)
                                                   ------------  ----------- -----------  ---------  ---------  --------  ---------
      Increase (decrease) in net assets from
        operations                                 $   (148,415) $     1,861 $    10,154  $     300  $ (24,340) $    (31) $ (15,560)
                                                   ============  =========== ===========  =========  =========  ========  =========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                       CAPITAL APPRECIATION        GLOBAL GOVERNMENTS      GOVERNMENT SECURITES
                                                         VARIABLE ACCOUNT           VARIABLE ACCOUNT         VARIABLE ACCOUNT
                                                     ------------------------   ----------------------    ----------------------
                                                      YEAR ENDED DECEMBER 31    YEAR ENDED DECEMBER 31    YEAR ENDED DECEMBER 31
                                                     ------------------------   ----------------------    ----------------------
                                                        2002          2001          2002        2001         2002         2001
                                                     ----------    ----------    ---------   ---------    ---------    ---------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                     $   (4,601)   $   (6,427)   $     198   $     245    $   4,376    $   5,829
    Net realized gain (loss) on investments and
      foreign currency transactions                    (124,529)     (153,689)         497        (174)       1,007        3,288
    Net unrealized gain (loss) on investments and
      foreign currency translation                      (19,285)      (18,958)       1,166        (486)       4,771       (1,136)
                                                     ----------    ----------    ---------   ---------    ---------    ---------
      Increase (decrease) in net assets from
        operations                                   $ (148,415)   $ (179,074)   $   1,861   $    (415)   $  10,154    $   7,981
                                                     ----------    ----------    ---------   ---------    ---------    ---------
Participant transactions:
  Accumulation activity:
    Purchase payments received                       $   10,253    $   14,103    $     436   $     426    $   2,179    $   2,468
    Net transfers between variable and fixed
      accumulation accounts                             (13,000)       16,359        1,365        (336)       4,607        5,578
    Withdrawals, surrenders, annuitizations and
      contract charges                                  (47,725)      (66,000)      (1,490)     (1,960)     (16,712)     (15,821)
                                                     ----------    ----------    ---------   ---------    ---------    ---------
      Net accumulation activity                      $  (50,472)   $  (35,538)   $     311   $  (1,870)   $  (9,926)   $  (7,775)
                                                     ----------    ----------    ---------   ---------    ---------    ---------
Annuitization activity:
  Annuitizations                                     $       40    $      150    $       1   $       2    $      39    $     161
  Annuity payments and contract charges                    (623)         (960)          (5)         (7)        (490)        (504)
  Net transfers among accounts for annuity reserves         (13)           --           27          --           62           --
  Adjustments to annuity reserves                           465           116          (74)        (24)         (41)        (133)
                                                     ----------    ----------    ---------   ---------    ---------    ---------
    Net annuitization activity                       $     (131)   $     (694)   $     (51)  $     (29)   $    (430)   $    (476)
                                                     ----------    ----------    ---------   ---------    ---------    ---------
  Decrease in net assets from participant
   transactions                                      $  (50,603)   $  (36,232)   $     260   $  (1,899)   $ (10,356)   $  (8,251)
                                                     ----------    ----------    ---------   ---------    ---------    ---------
    Total decrease in net assets                     $ (199,018)   $ (215,306)   $   2,121   $  (2,314)   $    (202)   $    (270)
Net assets:
  At beginning of period                                470,869       686,175        9,941      12,255      132,078      132,349
                                                     ----------    ----------    ---------   ---------    ---------    ---------
  At end of period                                   $  271,851    $  470,869    $  12,062   $   9,941    $ 131,876    $ 132,079
                                                     ==========    ==========    =========   =========    =========    =========

                       See notes to financial statements.

                                                                                       HIGH YIELD              MANAGED SECTORS
                                                                                     VARIABLE ACCOUNT          VARIABLE ACCOUNT
                                                                                 -----------------------   -----------------------
                                                                                  YEAR ENDED DECEMBER 31    YEAR ENDED DECEMBER 31
                                                                                 -----------------------   -----------------------
                                                                                    2002         2001         2002         2001
                                                                                 ----------   ----------   ----------   ----------
Decrease in net assets:
From operations:
    Net investment income (loss)                                                 $    7,007   $    9,364   $   (1,083)  $   (1,511)
    Net realized loss on investments and foreign currency transactions              (17,649)     (15,985)     (16,573)     (50,483)
    Net unrealized gain (loss) on investments and foreign currency translation       10,942        6,379       (6,684)      (9,062)
                                                                                 ----------   ----------   ----------   ----------
      Decrease in net assets from operations                                     $      300   $     (242)  $  (24,340)  $  (61,056)
                                                                                 ----------   ----------   ----------   ----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                                   $    1,286   $    1,549   $    3,932   $    5,863
    Net transfers between variable and fixed accumulation accounts                   16,395      (22,204)      (5,119)      (7,770)
    Withdrawals, surrenders, annuitizations and contract charges                    (10,451)     (11,144)     (11,761)     (14,058)
                                                                                 ----------   ----------   ----------   ----------
      Net accumulation activity                                                  $    7,230   $  (31,799)  $  (12,948)  $  (15,965)
                                                                                 ----------   ----------   ----------   ----------
Annuitization activity:
  Annuitizations                                                                 $      106   $       33   $       13   $       68
  Annuity payments and contract charges                                                (313)        (330)         (73)        (107)
  Net transfers among accounts for annuity reserves                                      (4)          --          (21)          --
  Adjustments to annuity reserves                                                        14         (132)          10           72
                                                                                 ----------   ----------   ----------   ----------
    Net annuitization activity                                                   $     (197)  $     (429)  $      (71)  $       33
                                                                                 ----------   ----------   ----------   ----------
  Increase (decrease) in net assets from participant transactions                $    7,033   $  (32,228)  $  (13,019)  $  (15,932)
                                                                                 ----------   ----------   ----------   ----------
    Total increase (decrease) in net assets                                      $    7,333   $  (32,470)  $  (37,359)  $  (76,988)
Net assets:
  At beginning of period                                                             86,855      119,325       96,771      173,759
                                                                                 ----------   ----------   ----------   ----------
  At end of period                                                               $   94,188   $   86,855   $   59,412   $   96,771
                                                                                 ==========   ==========   ==========   ==========

                       See notes to financial statements.

                                                                                    MONEY MARKET                TOTAL RETURN
                                                                                  VARIABLE ACCOUNT            VARIABLE ACCOUNT
                                                                              -----------------------     ------------------------
                                                                               YEAR ENDED DECEMBER 31      YEAR ENDED DECEMBER 31
                                                                              -----------------------     ------------------------
                                                                                 2002          2001          2002          2001
                                                                              ----------    ----------    ----------    ----------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                                              $      (31)   $    2,145    $    3,536    $    4,049
    Net realized gain (loss) on investments and foreign currency
      transactions                                                                    --            --        (7,793)       10,695
    Net unrealized loss on investments and foreign currency translation               --            --       (11,303)      (18,657)
                                                                              ----------    ----------    ----------    ----------
      Increase(decrease) in net assets from operations                        $      (31)   $    2,145    $  (15,560)   $   (3,913)
                                                                              ----------    ----------    ----------    ----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                                $    1,789    $    2,678    $    6,095    $    7,476
    Net transfers between variable and fixed accumulation accounts                (9,692)          833         1,032         5,306
    Withdrawals, surrenders, annuitizations and contract charges                 (21,484)      (18,443)      (27,208)      (31,570)
                                                                              ----------    ----------    ----------    ----------
      Net accumulation activity                                               $  (29,387)   $  (14,932)   $  (20,081)   $  (18,788)
                                                                              ----------    ----------    ----------    ----------
Annuitization activity:
  Annuitizations                                                              $       19    $       55    $      180    $       67
  Annuity payments and contract charges                                             (136)         (162)         (429)         (502)
  Net transfers among accounts for annuity reserves                                   11            --            (5)           --
  Adjustments to annuity reserves                                                     17           (45)         (209)         (518)
                                                                              ----------    ----------    ----------    ----------
    Net annuitization activity                                                $      (89)   $     (152)   $     (463)   $     (953)
                                                                              ----------    ----------    ----------    ----------
  Decrease in net assets from participant transactions                        $  (29,476)   $  (15,084)   $  (20,544)   $  (19,741)
                                                                              ----------    ----------    ----------    ----------
    Total decrease in net assets                                              $  (29,507)   $  (12,939)   $  (36,104)   $  (23,654)
Net assets:
  At beginning of period                                                          80,066        93,005       233,460       257,114
                                                                              ----------    ----------    ----------    ----------
  At end of period                                                            $   50,559    $   80,066    $  197,356    $  233,460
                                                                              ==========    ==========    ==========    ==========

                       See notes to financial statements.

PER UNIT AND OTHER DATA

                                                                           CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                         ------------------------------------------------------------------------
                                                                                         COMPASS 2
                                                         ------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                            2002            2001            2000           1999           1998
                                                         ----------      ----------      ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period                 $    59.45      $    80.58      $    92.24     $    70.43     $    55.39
                                                         ----------      ----------      ----------     ----------     ----------
  Investment income                                      $     0.37      $     0.60      $     0.91     $     0.40     $     0.31
  Expenses                                                     1.00            1.40            1.92           1.52           1.27
                                                         ----------      ----------      ----------     ----------     ----------
    Net investment loss                                  $    (0.63)     $    (0.80)     $    (1.01)    $    (1.12)    $    (0.96)
  Net realized and unrealized gain(loss) on investments
    and foreign currency transactions                        (18.96)         (20.33)         (10.65)         22.93          16.00
                                                         ----------      ----------      ----------     ----------     ----------
  Net increase(decrease) in unit value                   $   (19.59)     $   (21.13)     $   (11.66)    $    21.81     $    15.04
                                                         ----------      ----------      ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                       $    39.86      $    59.45      $    80.58     $    92.24     $    70.43
                                                         ==========      ==========      ==========     ==========     ==========
  Total Return                                               (32.95)%++      (26.22)%++          --             --             --
Ratios (to average net assets):
  Expenses##                                                   2.05%           0.79%+          0.76%+         0.76%+         0.77%+
  Net investment loss                                         (1.29)%         (1.19)%+        (1.08)%+       (1.51)%+       (1.55)%+
Portfolio turnover                                               80%            123%            140%            85%            78%
Number of units outstanding at end of period
  (000 Omitted)                                               4,521           5,340           5,818          6,403          7,447

                                                                           CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                         ------------------------------------------------------------------------
                                                                                         COMPASS 3
                                                         ------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                            2002            2001            2000           1999           1998
                                                         ----------      ----------      ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period                 $    39.31      $    53.34      $    61.12     $    46.71     $    36.78
                                                         ----------      ----------      ----------     ----------     ----------
  Investment income                                      $     0.24      $     0.42      $     0.58     $     0.26     $     0.20
  Expenses                                                     0.69            1.03            1.32           1.04           0.88
                                                         ----------      ----------      ----------     ----------     ----------
    Net investment loss                                  $    (0.45)     $    (0.61)     $    (0.74)    $    (0.78)    $    (0.68)
  Net realized and unrealized gain(loss) on investments
    and foreign currency transactions                        (12.53)         (13.42)          (7.04)         15.19          10.61
                                                         ----------      ----------      ----------     ----------     ----------
  Net increase(decrease) in unit value                   $   (12.98)     $   (14.03)     $    (7.78)    $    14.41     $     9.93
                                                         ----------      ----------      ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                       $    26.33      $    39.31      $    53.34     $    61.12     $    46.71
                                                         ==========      ==========      ==========     ==========     ==========
  Total Return                                               (33.02)%++      (26.30)%++          --             --             --
Ratios (to average net assets):
  Expenses##                                                   2.16%           0.79%+          0.76%+         0.76%+         0.77%+
  Net investment loss                                         (1.36)%         (1.19)%+        (1.08)%+       (1.51)%+       (1.55)%+
Portfolio turnover                                               80%            123%            140%            85%            78%
Number of units outstanding at end of period
  (000 Omitted)                                                 812             999           1,327          1,824          2,452

                                                                           CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                         ------------------------------------------------------------------------
                                                                                     COMPASS 3 -- LEVEL 2
                                                         ------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                            2002            2001            2000           1999           1998
                                                         ----------      ----------      ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period                 $    16.29      $    22.07      $    25.25     $    19.27     $    15.15
                                                         ----------      ----------      ----------     ----------     ----------
  Investment income                                      $     0.10      $     0.15      $     0.25     $     0.11     $     0.09
  Expenses                                                     0.26            0.35            0.51           0.41           0.34
                                                         ----------      ----------      ----------     ----------     ----------
    Net investment loss                                  $    (0.16)     $    (0.20)     $    (0.26)    $    (0.30)    $    (0.25)
  Net realized and unrealized gain(loss) on investments
    and foreign currency transactions                         (5.20)          (5.58)          (2.92)          6.28           4.37
                                                         ----------      ----------      ----------     ----------     ----------
  Net increase(decrease) in unit value                   $    (5.36)     $    (5.78)     $    (3.18)    $     5.98     $     4.12
                                                         ----------      ----------      ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                       $    10.93      $    16.29      $    22.07     $    25.25     $    19.27
                                                         ==========      ==========      ==========     ==========     ==========
  Total Return                                               (32.92)%++      (26.19)%++          --             --             --
Ratios (to average net assets):
  Expenses##                                                   2.02%           0.79%+          0.76%+         0.76%+         0.77%+
  Net investment loss                                         (1.27)%         (1.19)%+        (1.08)%+       (1.51)%+       (1.55)%+
Portfolio turnover                                               80%            123%            140%            85%            78%
Number of units outstanding at end of period
  (000 Omitted)                                               6,148           6,705           6,283          5,632          5,055

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

                                                                        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    18.65      $    19.38       $    19.46     $    20.83     $    18.28
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     0.86      $     0.95       $     1.14     $     1.09     $     1.08
  Expenses                                                 0.49            0.50             0.47           0.48           0.45
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income^                           $     0.37      $     0.45       $     0.67     $     0.61     $     0.63
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.11           (1.18)           (0.75)         (1.98)          1.92
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $     3.48      $    (0.73)      $    (0.08)    $    (1.37)    $     2.55
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    22.13      $    18.65       $    19.38     $    19.46     $    20.83
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            18.61%++        (3.74)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.40%           1.28%+           1.25%+         1.11%+         1.08%+
  Net investment income^^                                  1.83%           2.23%+           3.50%+         3.07%+         3.33%+
Portfolio turnover                                          126%             72%             130%           172%           306%
Number of units outstanding at end of period
  (000 Omitted)                                             160             134              167            212            296

 ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

Net investment income^^                              $     0.85      $     0.47               --             --             --
Ratios (to average net assets):
  Expenses##                                               2.44%           1.39%+             --             --             --
  Net investment income^^                                  1.79%           2.12%+             --             --             --

                                                                        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 3
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    18.27      $    19.01       $    19.11     $    20.49     $    18.01
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     0.85      $     1.06       $     1.10     $     0.99     $     1.05
  Expenses                                                 0.51            0.58             0.48           0.44           0.43
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income^                           $     0.34      $     0.48       $     0.62     $     0.55     $     0.62
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.03           (1.22)           (0.72)         (1.93)          1.86
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $     3.37      $    (0.74)      $    (0.10)    $    (1.38)    $     2.48
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    21.64      $    18.27       $    19.01     $    19.11     $    20.49
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            18.44%++        (3.88)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.51%           1.28%+           1.25%+         1.11%+         1.08%+
  Net investment income^^                                  1.91%           2.23%+           3.50%+         3.07%+         3.33%+
Portfolio turnover                                          126%             72%             130%           172%           306%
Number of units outstanding at end of period
  (000 Omitted)                                              58              68              108            186            290

 ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

Net investment  income^^                             $     0.84      $     0.50               --             --             --
Ratios (to average net assets):
  Expenses##                                               2.56%           1.39%+             --             --             --
  Net investment income^^                                  1.87%           2.12%+             --             --             --

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08 and $0.08, respectively, increase net realized and unrealized gains and losses per share by $0.08 and $0.08, respectively, and decrease the ratio of net investment income to average net assets by 0.41% and 0.41%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                COMPASS 3 -- LEVEL 2
                                                     -------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000          1999            1998
                                                     ----------      ----------       ----------    ----------      ----------
Per unit data:*
  Net asset value -- beginning of period             $    10.67      $    11.08       $    11.13    $    11.91      $    10.46
                                                     ----------      ----------       ----------    ----------      ----------
  Investment income^^                                $     0.50      $     0.52       $     0.65    $     1.83      $     0.63
  Expenses                                                 0.28            0.27             0.27          0.78            0.25
                                                     ----------      ----------       ----------    ----------      ----------
    Net investment income^                           $     0.22      $     0.25       $     0.38    $     1.05      $     0.38
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          1.76           (0.66)           (0.43)        (1.83)           1.07
                                                     ----------      ----------       ----------    ----------      ----------
  Net increase (decrease) in unit value              $     1.98      $    (0.41)      $    (0.05)   $    (0.78)     $     1.45
                                                     ----------      ----------       ----------    ----------      ----------
  Unit value:
  Net asset value -- end of period                   $    12.65      $    10.67       $    11.08    $    11.13      $    11.91
                                                     ==========      ==========       ==========    ==========      ==========
  Total Return                                            18.61%++        (3.74)%++           --            --              --
Ratios (to average net assets):
  Expenses##                                               2.38%           1.28%+           1.25%+        1.11%+          1.08%+
  Net investment income^^                                  1.82%           2.23%+           3.50%+        3.07%+          3.33%+
Portfolio turnover                                          126%             72%             130%          172%            306%
Number of units outstanding at end of period
  (000 Omitted)                                             568             574              619           641             695

 ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets. To the extent actual axpenses were over this limitation net investment income per share and the ratios would have been:

Net investment  income^^                             $     0.49      $     0.26               --            --              --
Ratios (to average net assets):
  Expenses##                                               2.42%           1.40%+             --            --              --
  Net investment income^^                                  1.78%           2.12%+             --            --              --

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                      GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    33.45      $    31.52       $    28.52     $    29.42     $    27.54
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     1.86      $     2.18       $     2.17     $     2.05     $     1.88
  Expenses                                                 0.68            0.66             0.57           0.56           0.55
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income                            $     1.18      $     1.52       $     1.60     $     1.49     $     1.33
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          1.49            0.41             1.40          (2.39)          0.55
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $     2.67      $     1.93       $     3.00     $    (0.90)    $     1.88
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    36.12      $    33.45       $    31.52     $    28.52     $    29.42
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                             8.00%++         6.12%++            --             --             --
Ratios (to average net assets):
  Expenses##                                               1.87%           0.66%+           0.64%+         0.63%+         0.62%+
  Net investment income^^                                  3.26%           4.42%+           5.28%+         5.06%+         4.61%+
Portfolio turnover                                          139%             89%              51%            75%           137%
Number of units outstanding at end of period
  (000 Omitted)                                           2,759           3,043            3,210          4,228          4,751

                                                                      GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 3
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    23.43      $    22.11       $    20.02     $    20.67     $    19.37
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income                                  $     1.30      $     1.59       $     1.48     $     1.41     $     1.33
  Expenses                                                 0.50            0.51             0.41           0.41           0.41
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income^^                          $     0.80      $     1.08       $     1.07     $     1.00     $     0.92
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          1.05            0.24             1.02          (1.65)          0.38
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $     1.85      $     1.32       $     2.09     $    (0.65)    $     1.30
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    25.28      $    23.43       $    22.11     $    20.02     $    20.67
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                             7.89%++         6.01%++            --             --             --
Ratios (to average net assets):
  Expenses##                                               1.97%           0.66%+           0.64%+         0.63%+         0.62%+
  Net investment income^^                                  3.43%           4.42%+           5.28%+         5.06%+         4.61%+
Portfolio turnover                                          139%             89%              51%            75%           137%
Number of units outstanding at end of period
  (000 Omitted)                                             205             254              398            701            851

                                                                      GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                               COMPASS 3 -- LEVEL 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    13.66      $    12.87       $    11.64     $    12.00     $    11.23
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     0.73      $     0.83       $     0.88     $     0.83     $     0.76
  Expenses                                                 0.27            0.25             0.23           0.22           0.22
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income                            $     0.46      $     0.58       $     0.65     $     0.61     $     0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.64            0.21             0.58          (0.97)          0.23
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $     1.10      $     0.79       $     1.23     $    (0.36)    $     0.77
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    14.76      $    13.66       $    12.87     $    11.64     $    12.00
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                             8.05%++         6.17%++            --             --             --
Ratios (to average net assets):
  Expenses##                                               1.84%           0.66%+           0.64%+         0.63%+         0.62%+
  Net investment income^^                                  3.22%           4.42%+           5.28%+         5.06%+         4.61%+
Portfolio turnover                                          139%             89%              51%            75%           137%
Number of units outstanding at end of period
  (000 Omitted)                                           1,692           1,617            1,542          1,641          1,532

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.06, $0.04 and $0.03, respectively, increase net realized and unrealized gains and losses per share by $0.06, $0.04 and $0.03, respectively, and decrease the ratio of net investment income to average net assets by 0.19%, 0.19% and 0.19%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                            HIGH YIELD VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    28.97      $    29.88       $    33.63     $    31.97     $    32.65
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     3.01      $     3.68       $     3.79     $     3.42     $     3.30
  Expenses                                                 0.62            0.70             0.72           0.73           0.71
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income                            $     2.39      $     2.98       $     3.07     $     2.69     $     2.59
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (2.85)          (3.89)           (6.82)         (1.03)         (3.27)
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (0.46)     $    (0.91)      $    (3.75)    $     1.66     $    (0.68)
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    28.51      $    28.97       $    29.88     $    33.63     $    31.97
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (1.60)%++       (3.05)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.08%           0.90%+           0.89%+         0.90%+         0.86%+
  Net investment income^^                                  7.94%           9.16%+           9.00%+         7.93%+         7.66%+
Portfolio turnover                                          172%            103%             109%           153%           174%
Number of units outstanding at end of period
  (000 Omitted)                                           2,069           2,328            2,677          3,065          3,667

                                                                            HIGH YIELD VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 3
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    21.35      $    22.04       $    24.83     $    23.63     $    24.15
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     2.14      $     3.18       $     2.73     $     2.45     $     2.30
  Expenses                                                 0.47            0.64             0.56           0.55           0.53
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income                            $     1.67      $     2.54       $     2.17     $     1.90     $     1.77
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (2.03)          (3.23)           (4.96)         (0.70)         (2.29)
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (0.36)     $    (0.69)      $    (2.79)    $     1.20     $    (0.52)
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    20.99      $    21.35       $    22.04     $    24.83     $    23.63
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (1.70)%++       (3.15)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.22%           0.90%+           0.89%+         0.90%+         0.86%+
  Net investment income^^                                  8.51%           9.16%+           9.00%+         7.93%+         7.66%+
Portfolio turnover                                          172%            103%             109%           153%           174%
Number of units outstanding at end of period
  (000 Omitted)                                             178             231              297            427            665

                                                                            HIGH YIELD VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                COMPASS 3 -- LEVEL 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    11.38      $    11.73       $    13.19     $    12.54     $    12.79
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     1.22      $     0.78       $     1.53     $     1.41     $     1.18
  Expenses                                                 0.26            0.15             0.29           0.30           0.26
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income                            $     0.96      $     0.63       $     1.24     $     1.11     $     0.92
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (1.14)          (0.98)           (2.70)         (0.46)         (1.17)
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (0.18)     $    (0.35)      $    (1.46)    $     0.65     $    (0.25)
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    11.20      $    11.38       $    11.73     $    13.19     $    12.54
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (1.55)%++       (3.01)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               1.70%           0.90%+           0.89%+         0.90%+         0.86%+
  Net investment income^^                                  6.51%           9.16%+           9.00%+         7.93%+         7.66%+
Portfolio turnover                                          172%            103%             109%           153%           174%
Number of units outstanding at end of period
  (000 Omitted)                                           2,684           1,131            2,619          1,001            971

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, $0.02 and less than $0.01, respectively, increase net realized and unrealized gains and losses per share by $0.02, $0.02 and less than $0.01, respectively, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load charges in conjunction with the redemption of units.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                          MANAGED SECTORS VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                    COMPASS 2
                                                     -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    46.12      $    72.31       $    92.86     $    50.49     $    45.45
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income                                  $     0.27      $     0.47       $     0.63     $     0.49     $     0.26
  Expenses                                                 0.81            1.18             1.82           1.24           0.99
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment loss                              $    (0.54)     $    (0.71)      $    (1.19)    $    (0.75)    $    (0.73)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions        (11.86)         (25.48)          (19.36)         43.12           5.77
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $   (12.40)     $   (26.19)      $   (20.55)    $    42.37     $     5.04
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    33.72      $    46.12       $    72.31     $    92.86     $    50.49
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                           (26.89)%++      (36.23)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.05%           0.88%+           0.83%+         0.84%+         0.84%+
  Net investment loss                                     (1.40)%         (1.32)%+         (1.39)%+       (1.30)%+       (1.59)%+
Portfolio turnover                                          264%            295%             447%           417%           159%
Number of units outstanding at end of period
  (000 Omitted)                                             455             573              697            686            681

                                                                          MANAGED SECTORS VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                    COMPASS 3
                                                     -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    45.49      $    71.43       $    91.87     $    50.02     $    45.10
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income                                  $     0.25      $     0.49       $     0.60     $     0.47     $     0.25
  Expenses                                                 0.85            1.30             1.91           1.29           1.04
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment loss                              $    (0.60)     $    (0.81)      $    (1.31)    $    (0.82)    $    (0.79)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions        (11.68)         (25.13)          (19.13)         42.67           5.71
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $   (12.28)     $   (25.94)      $   (20.44)    $    41.85     $     4.92
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    33.21      $    45.49       $    71.43     $    91.87     $    50.02
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                           (27.00)%++      (36.32)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.19%           0.88%+           0.83%+         0.84%+         0.84%+
  Net investment loss                                     (1.50)%         (1.32)%+         (1.39)%+       (1.30)%+       (1.59)%+
Portfolio turnover                                          264%            295%             447%           417%           159%
Number of units outstanding at end of period
  (000 Omitted)                                             296             390              576            785            988

                                                                          MANAGED SECTORS VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                COMPASS 3 -- LEVEL 2
                                                     -------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    14.68      $    23.01       $    29.55     $    16.07     $    14.47
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income                                  $     0.08      $     0.14       $     0.20     $     0.16     $     0.09
  Expenses                                                 0.26            0.35             0.58           0.40           0.33
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment loss                              $    (0.18)     $    (0.21)      $    (0.38)    $    (0.24)    $    (0.24)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (3.77)          (8.12)           (6.16)         13.72           1.84
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (3.95)     $    (8.33)      $    (6.54)    $    13.48     $     1.60
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    10.73      $    14.68       $    23.01     $    29.55     $    16.07
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                           (26.89)%++      (36.23)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.05%           0.88%+           0.83%+         0.84%+         0.84%+
  Net investment loss                                     (1.41)%         (1.32)%+         (1.39)%+       (1.30)%+       (1.59)%+
Portfolio turnover                                          264%            295%             447%           417%           159%
Number of units outstanding at end of period
  (000 Omitted)                                           3,173           3,559            3,548          3,115          2,542

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

                                                                           MONEY MARKET VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    20.34      $    19.86       $    19.00     $    18.39     $    17.75
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income                                  $     0.38      $     0.95       $     1.23     $     0.96     $     0.99
  Expenses                                                 0.40            0.47             0.37           0.35           0.35
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (0.02)     $     0.48       $     0.86     $     0.61     $     0.64
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    20.32      $    20.34       $    19.86     $    19.00     $    18.39
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (0.09)%++        2.41%++            --             --             --
Ratios (to average net assets):
  Expenses##                                               1.88%           0.65%+           0.60%+         0.58%+         0.59%+
  Net investment income                                   (0.04)%          2.51%+           4.45%+         3.25%+         3.58%+
Number of units outstanding at end of period
  (000 Omitted)                                           1,626           1,986            3,304          3,749          4,123

                                                                           MONEY MARKET VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 3
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    16.71      $    16.33       $    15.64     $    15.15     $    14.64
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income                                  $     0.32      $     0.79       $     1.00     $     0.78     $     0.82
  Expenses                                                 0.35            0.41             0.31           0.29           0.31
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (0.03)     $     0.38       $     0.69     $     0.49     $     0.51
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    16.68      $    16.71       $    16.33     $    15.64     $    15.15
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (0.19)%++        2.31%++            --             --             --
Ratios (to average net assets):
  Expenses##                                               1.96%           0.65%+           0.60%+         0.58%+         0.59%+
  Net investment income                                   (0.04)%          2.51%+           4.45%+         3.25%+         3.58%+
Number of units outstanding at end of period
  (000 Omitted)                                             186             222              468            863          1,370

                                                                           MONEY MARKET VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                               COMPASS 3 -- LEVEL 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    12.47      $    12.17       $    11.64     $    11.26     $    10.86
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income                                  $     0.23      $     0.71       $     0.74     $     0.58     $     0.61
  Expenses                                                 0.23            0.41             0.21           0.20           0.21
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase in unit value                         $       --      $     0.30       $     0.53     $     0.38     $     0.40
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    12.47      $    12.47       $    12.17     $    11.64     $    11.26
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (0.04)%++        2.46%++            --             --             --
Ratios (to average net assets):
  Expenses##                                               1.96%           0.65%+           0.60%+         0.58%+         0.59%+
  Net investment income                                   (0.04)%          2.51%+           4.45%+         3.25%+         3.58%+
Number of units outstanding at end of period
  (000 Omitted)                                           1,113           2,835            1,562          3,875          3,141

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                           TOTAL RETURN VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    38.56      $    39.13       $    33.73     $    33.25     $    30.16
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     1.41      $     1.51       $     1.46     $     1.37     $     1.39
  Expenses                                                 0.78            0.83             0.73           0.70           0.68
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income                            $     0.63      $     0.68       $     0.73     $     0.67     $     0.71
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (3.24)          (1.25)            4.67          (0.19)          2.38
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (2.61)     $    (0.57)      $     5.40     $     0.48     $     3.09
  Unit value:
  Net asset value -- end of period                   $    35.95      $    38.56       $    39.13     $    33.73     $    33.25
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (6.77)%++       (1.44)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.01%           0.85%+           0.83%+         0.83%+         0.82%+
  Net investment income^^                                  1.50%           1.67%+           2.02%+         1.90%+         2.10%+
Portfolio turnover                                           76%            104%             105%           106%           125%
Number of units outstanding at end of period
  (000 Omitted)                                           1,871           2,080            2,240          2,925          3,495

                                                                           TOTAL RETURN VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                     COMPASS 3
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    37.77      $    38.38       $    33.13     $    32.71     $    29.71
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     1.36      $     1.60       $     1.40     $     1.32     $     1.30
  Expenses                                                 0.80            0.94             0.75           0.73           0.68
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income                            $     0.56      $     0.66       $     0.65     $     0.59     $     0.62
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (3.17)          (1.27)            4.60          (0.17)          2.38
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (2.61)     $    (0.61)      $     5.25     $     0.42     $     3.00
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    35.16      $    37.77       $    38.38     $    33.13     $    32.71
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (6.91)%++       (1.59)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.15%           0.85%+           0.83%+         0.83%+         0.82%+
  Net investment income^^                                  1.69%           1.67%+           2.02%+         1.90%+         2.10%+
Portfolio turnover                                           76%            104%             105%           106%           125%
Number of units outstanding at end of period
  (000 Omitted)                                             634             838            1,253          2,125          2,943

                                                                           TOTAL RETURN VARIABLE ACCOUNT
                                                     -------------------------------------------------------------------------
                                                                               COMPASS 3 -- LEVEL 2
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2002            2001             2000           1999           1998
                                                     ----------      ----------       ----------     ----------     ----------
Per unit data:*
  Net asset value -- beginning of period             $    18.18      $    18.45       $    15.90     $    15.68     $    14.22
                                                     ----------      ----------       ----------     ----------     ----------
  Investment income^^                                $     0.66      $     0.69       $     0.68     $     0.64     $     0.63
  Expenses                                                 0.37            0.38             0.34           0.33           0.31
                                                     ----------      ----------       ----------     ----------     ----------
    Net investment income                            $     0.29      $     0.31       $     0.34     $     0.31     $     0.32
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (1.52)          (0.58)            2.21          (0.09)          1.14
                                                     ----------      ----------       ----------     ----------     ----------
  Net increase (decrease) in unit value              $    (1.23)     $    (0.27)      $     2.55     $     0.22     $     1.46
                                                     ----------      ----------       ----------     ----------     ----------
  Unit value:
  Net asset value -- end of period                   $    16.95      $    18.18       $    18.45     $    15.90     $    15.68
                                                     ==========      ==========       ==========     ==========     ==========
  Total Return                                            (6.77)%++       (1.44)%++           --             --             --
Ratios (to average net assets):
  Expenses##                                               2.03%           0.85%+           0.83%+         0.83%+         0.82%+
  Net investment income^^                                  1.60%           1.67%+           2.02%+         1.90%+         2.10%+
Portfolio turnover                                           76%            104%             105%           106%           125%
Number of units outstanding at end of period
  (000 Omitted)                                           6,236           6,537            6,382          6,729          6,702

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, $0.02 and $0.01, respectively, increase net realized and unrealized gains and losses per share by $0.02, $0.02 and $0.01, respectively, and decrease the ratio of net investment income to average net assets by 0.05%, 0.05% and 0.05%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The account's use of amortized cost is subject to the account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Board of Managers.

Repurchase Agreements - Certain variable accounts may enter into repurchase agreements with institutions that the variable account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the account to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the variable account under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each variable account is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable account. Each variable account's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the variable account's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the variable account has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or exchange rates or securities prices move unexpectedly, the variable account may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain variable accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain variable accounts may enter into contracts with the intent of changing the relative exposure of the accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Federal Income Taxes - The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settle date, which is in addition to the risk of decline in the value of the variable account's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly - The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the period, each variable account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account, Managed Sectors Variable Account, and Total Return Variable Account have entered into a directed brokerage agreement, under which the broker will credit the variable account a portion of the commissions generated, to offset certain expenses of the variable account. For the period, the variable accounts' custodian fees were reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                                  CAPITAL APPRECIATION   GLOBAL GOVERNMENTS   GOVERNMENT SECURITIES
                                                                    VARIABLE ACCOUNT      VARIABLE ACCOUNT      VARIABLE ACCOUNT
          -------------------------------------------------------------------------------------------------------------------------
          Balance credits                                           $            683       $          326         $      2,040
          Directed brokerage credits                                          18,736                    0                    0
                                                                    ----------------       --------------         ------------
                                                                    $         19,419       $          326         $      2,040
                                                                    ================       ==============         ============

                                                    HIGH YIELD      MANAGED SECTORS      MONEY MARKET       TOTAL RETURN
                                                 VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT
          ----------------------------------------------------------------------------------------------------------------
          Balance credits                        $          2,122   $            575   $            116   $          1,524
          Directed brokerage credits                            0              2,107                  0              4,599
                                                 ----------------   ----------------   ----------------   ----------------
                                                 $          2,122   $          2,682   $            116   $          6,123
                                                 ================   ================   ================   ================

(3) CONTRACT CHARGES

The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually, but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) MANAGEMENT AGREEMENTS

The Management Agreements provide that the variable accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an affiliate of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each variable account's average daily net assets as follows:

                                                                 ANNUAL RATE OF MANAGEMENT FEE   ANNUAL RATE OF MANAGEMENT FEE
                                                                       BASED ON AVERAGE               BASED ON AVERAGE
                                                                       DAILY NET ASSETS               DAILY NET ASSETS
                                                                  NOT EXCEEDING $300 MILLION      IN EXCESS OF $300 MILLION
------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                        0.75%                           0.675%
Global Governments Variable Account                                          0.75%                           0.675%
Government Securities Variable Account                                       0.55%                           0.495%
High Yield Variable Account                                                  0.75%                           0.675%
Managed Sectors Variable Account                                             0.75%                           0.675%
Money Market Variable Account                                                0.50%                           0.500%
Total Return Variable Account                                                0.75%                           0.675%

The agreements also provide that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. The variable accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

Administrator - The accounts have an administrative services agreement with MFS to provide the accounts with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the accounts pay MFS an administrative fee at the following annual percentages of the accounts' average daily net assets:

               First $2 billion                                                 0.0175%
               Next $2.5 billion                                                0.0130%
               Next $2.5 billion                                                0.0005%
               In excess of $7 billion                                          0.0000%

(6) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                                                 PURCHASES            SALES
----------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                         $   267,996,547    $   311,537,646
Global Governments Variable Account                                                 6,852,343          5,964,803
High Yield Variable Account                                                       148,646,611        135,350,921
Managed Sectors Variable Account                                                  188,044,246        200,527,056
Money Market Variable Account*                                                  4,179,410,746      4,208,836,799
Total Return Variable Account                                                     105,640,643        127,523,762

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                                               PURCHASES          SALES
----------------------------------------------------------------------------------------------------------
Global Governments Variable Account                                             4,252,105        5,112,243
Government Securities Variable Account                                        173,245,504      174,446,652
Total Return Variable Account                                                  49,649,657       42,743,780

* Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) HIGH YIELD SECURITIES AND FINANCIAL INSTRUMENTS

Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain variable accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                      NET UNREALIZED
                                                                        CONTRACTS TO      IN EXCHANGE   CONTRACTS AT   APPRECIATION
ACCOUNT                               TRANSACTION   SETTLEMENT DATE    DELIVER/RECEIVE        FOR          VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Global Governments Variable Account         Sales       2/10/03       CAD       234,570   $   149,950   $   148,301     $    1,649
                                                        2/10/03       DKK       832,292       112,743       117,298         (4,555)
                                                    2/10/03-3/5/03    EUR       896,673       902,404       937,871        (35,467)
                                                        2/10/03       GBP       149,046       237,311       239,143         (1,832)
                                                     1/7/03-1/9/03    JPY   240,560,509     1,982,153     2,026,982        (44,829)
                                                        2/10/03       NZD       401,208       205,465       208,899         (3,434)
                                                        2/10/03       SEK       596,112        66,007        68,410         (2,403)
                                                                                          -----------   -----------     ----------
                                                                                          $ 3,656,033   $ 3,746,904     $  (90,871)
                                                                                          ===========   ===========     ==========
                                        Purchases       2/10/03       AUD         2,182   $     1,225   $     1,223     $       (2)
                                                        2/10/03       CAD        13,561         8,705         8,574           (131)
                                                        2/10/03       EUR       284,970       293,101       298,212          5,111
                                                        2/10/03       GBP       246,205       388,053       395,034          6,981
                                                    1/9/03-3/17/03    JPY   505,199,808     4,093,803     4,264,861        171,058
                                                                                          -----------   -----------     ----------
                                                                                          $ 4,784,887   $ 4,967,904     $  183,017
                                                                                          ===========   ===========     ==========
High Yield Variable Account                 Sales      2/10/2003                 41,638   $    41,929   $    43,573     $   (1,644)

At December 31, 2002 forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $59,124 with Deutche Bank Clearing Services.

At December 31, 2002, the Global Governments Variable Account and High Yield Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 22 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

FUTURES CONTRACTS

                                                                                                              UNREALIZED
                                                                                                             APPRECIATION
ACCOUNT                                                DESCRIPTION       EXPIRATION   CONTRACT   POSITION   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
Global Governments Variable Account               Japan Govt Bond 10yr   March 2003      2         Long        $  9,171

At December 31, 2002, the Global Governments Variable Account had sufficient cash and/or securities to cover any margin requirements under these future contracts.

(8) PARTICIPANT TRANSACTIONS

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                           YEAR ENDED DECEMBER 31, 2002 (000 OMITTED)
                                             ---------------------------------------------------------------------
                                                                      TRANSFERS BETWEEN           WITHDRAWALS,
                                                                      VARIABLE ACCOUNTS            SURRENDERS,
                                                   PURCHASE               AND FIXED              ANNUITIZATIONS,
                                                   PAYMENTS             ACCUMULATION               AND CONTRACT
                                                   RECEIVED                ACCOUNT                   CHARGES
                                             -------------------    --------------------      --------------------
                                             UNITS      DOLLARS     UNITS       DOLLARS       UNITS       DOLLARS
                                             -----    ----------    -----     ----------      -----     ----------
Capital Appreciation Variable Account
      Compass 2 Contracts                       77    $    3,095     (189)    $   (7,743)      (707)    $  (33,229)
      Compass 3 Contracts                      146         4,484     (240)        (7,371)       (93)        (2,975)
      Compass 3 Level 2 Contracts              232         2,674      111          2,114       (900)       (11,521)
                                                      ----------              ----------                ----------
                                                      $   10,253              $  (13,000)               $  (47,725)
                                                      ==========              ==========                ==========
Global Government Variable Account
      Compass 2 Contracts                        4    $       48       40     $      851        (18)    $     (359)
      Compass 3 Contracts                       12           236      (16)          (299)        (6)          (122)
      Compass 3 Level 2 Contracts               16           152       62            813        (84)        (1,009)
                                                      ----------              ----------                ----------
                                                      $      436              $    1,365                $   (1,490)
                                                      ==========              ==========                ==========
Government Securities Variable Account
      Compass 2 Contracts                       29    $      913       59     $    2,125       (372)    $  (12,895)
      Compass 3 Contracts                       32           770      (61)        (1,468)       (20)          (474)
      Compass 3 Level 2 Contracts               43           496      269          3,950       (237)        (3,343)
                                                      ----------              ----------                ----------
                                                      $    2,179              $    4,607                $  (16,712)
                                                      ==========              ==========                ==========
High Yield Variable Account
      Compass 2 Contracts                       22    $      541      (15)    $     (535)      (266)    $   (7,535)
      Compass 3 Contracts                       24           468      (48)        (1,016)       (29)          (606)
      Compass 3 Level 2 Contracts               28           277    1,731         17,946       (206)        (2,310)
                                                      ----------              ----------                ----------
                                                      $    1,286              $   16,395                $  (10,451)
                                                      ==========              ==========                ==========
Managed Sectors Variable Account
      Compass 2 Contracts                       11    $      409      (44)    $   (1,614)       (85)    $   (3,392)
      Compass 3 Contracts                       61         2,215     (112)        (4,168)       (43)        (1,733)
      Compass 3 Level 2 Contracts              120         1,308       26            663       (532)        (6,636)
                                                      ----------              ----------                ----------
                                                      $    3,932              $   (5,119)               $  (11,761)
                                                      ==========              ==========                ==========
Money Market Variable Account
      Compass 2 Contracts                       30    $      558      109     $    2,267       (499)    $  (10,128)
      Compass 3 Contracts                       54           903      (25)          (418)       (65)        (1,088)
      Compass 3 Level 2 Contracts               29           328     (928)       (11,541)      (823)       (10,268)
                                                      ----------              ----------                ----------
                                                      $    1,789              $   (9,692)               $  (21,484)
                                                      ==========              ==========                ==========
Total Return Variable Account
      Compass 2 Contracts                       24    $      801       33     $    1,514       (266)    $   (9,926)
      Compass 3 Contracts                       82         2,899     (206)        (7,443)       (80)        (2,930)
      Compass 3 Level 2 Contracts              153         2,395      363          6,961       (817)       (14,352)
                                                      ----------              ----------                ----------
                                                      $    6,095              $   (1,032)               $  (27,208)
                                                      ==========              ==========                ==========

                                                   YEAR ENDED DECEMBER 31, 2002 (000 OMITTED)
                                             -----------------------------------------------------
                                                     NET                 NET              NET
                                                ACCUMULATION        ANNUITIZATION      INCREASES
                                                  ACTIVITY            ACTIVITY         (DECREASE)
                                             -------------------    -------------    -------------
                                             UNITS      DOLLARS        DOLLARS          DOLLARS
                                             -----    ----------    -------------    -------------
Capital Appreciation Variable Account
      Compass 2 Contracts                     (819)   $  (37,877)   $         (79)   $     (37,956)
      Compass 3 Contracts                     (187)       (5,862)              47           (5,815)
      Compass 3 Level 2 Contracts             (557)       (6,733)             (99)          (6,832)
                                                      ----------    -------------    -------------
                                                      $  (50,472)   $        (131)   $     (50,603)
                                                      ==========    =============    =============
Global Government Variable Account
      Compass 2 Contracts                       26    $      540    $         (40)   $         500
      Compass 3 Contracts                      (10)         (185)               0             (185)
      Compass 3 Level 2 Contracts               (6)          (44)             (11)             (55)
                                                      ----------    -------------    -------------
                                                      $      311    $         (51)   $         260
                                                      ==========    =============    =============
Government Securities Variable Account
      Compass 2 Contracts                     (284)   $   (9,857)   $        (382)   $     (10,239)
      Compass 3 Contracts                      (49)       (1,172)              (8)          (1,180)
      Compass 3 Level 2 Contracts               75         1,103              (40)           1,063
                                                      ----------    -------------    -------------
                                                      $   (9,926)   $        (430)   $     (10,356)
                                                      ==========    =============    =============
High Yield Variable Account
      Compass 2 Contracts                     (259)   $   (7,529)   $        (185)   $      (7,714)
      Compass 3 Contracts                      (53)       (1,154)               0           (1,154)
      Compass 3 Level 2 Contracts            1,553        15,913              (12)          15,901
                                                      ----------    -------------    -------------
                                                      $    7,230    $        (197)   $       7,033
                                                      ==========    =============    =============
Managed Sectors Variable Account
      Compass 2 Contracts                     (118)   $   (4,597)   $         (40)   $      (4,637)
      Compass 3 Contracts                      (94)       (3,686)              (3)          (3,689)
      Compass 3 Level 2 Contracts             (386)       (4,665)             (28)          (4,693)
                                                      ----------    -------------    -------------
                                                      $  (12,948)   $         (71)   $     (13,019)
                                                      ==========    =============    =============
Money Market Variable Account
      Compass 2 Contracts                     (360)   $   (7,303)   $         (60)   $      (7,363)
      Compass 3 Contracts                      (36)         (603)             (11)            (614)
      Compass 3 Level 2 Contracts           (1,722)      (21,481)             (18)         (21,499)
                                                      ----------    -------------    -------------
                                                      $  (29,387)   $         (89)   $     (29,476)
                                                      ==========    =============    =============
Total Return Variable Account
      Compass 2 Contracts                     (209)   $   (7,611)   $        (376)   $      (7,987)
      Compass 3 Contracts                     (204)       (7,474)             (96)          (7,570)
      Compass 3 Level 2 Contracts             (301)      (11,594)               9           (4,987)
                                                      ----------    -------------    -------------
                                                      $  (26,679)   $        (463)   $     (20,544)
                                                      ==========    =============    =============

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                       YEAR ENDED DECEMBER 31, 2002 (000 OMITTED)
                                           -------------------------------------------------------------------
                                                                     TRANSFERS BETWEEN         WITHDRAWALS,
                                                                     VARIABLE ACCOUNTS          SURRENDERS,
                                                 PURCHASE                AND FIXED            ANNUITIZATIONS,
                                                 PAYMENTS              ACCUMULATION            AND CONTRACT
                                                 RECEIVED                 ACCOUNT                 CHARGES
                                           -------------------     --------------------    --------------------
                                           UNITS      DOLLARS       UNITS      DOLLARS     UNITS       DOLLARS
                                           -----    ----------     ------    ----------    -----    ----------
Capital Appreciation Variable Account
             Compass 2 Contracts              70    $    3,899        169    $   11,924     (717)   $  (45,452)
             Compass 3 Contracts             162         6,891       (383)      (16,327)    (107)       (4,750)
             Compass 3 Level 2 Contracts     214         3,313      1,102        20,762      894       (15,798)
                                                    ----------               ----------             ----------
                                                    $   14,103               $   16,359             $  (66,000)
                                                    ==========               ==========             ==========
Global Government Variable Account
             Compass 2 Contracts               3    $       40         (9)   $     (162)     (27)   $     (506)
             Compass 3 Contracts              13           243        (45)         (838)      (8)         (146)
             Compass 3 Level 2 Contracts      17           143         58           664     (120)       (1,308)
                                                    ----------               ----------             ----------
                                                    $      426               $     (336)            $   (1,960)
                                                    ==========               ==========             ==========
Government Securities Variable Account
             Compass 2 Contracts              38    $    1,112        159    $    5,217     (364)   $  (11,896)
             Compass 3 Contracts              40           897       (145)       (3,273)     (39)         (885)
             Compass 3 Level 2 Contracts      38           459        265         3,634     (228)       (3,040)
                                                    ----------               ----------             ----------
                                                    $    2,468               $    5,578             $  (15,821)
                                                    ==========               ==========             ==========
High Yield Variable Account
             Compass 2 Contracts              24    $      664        (98)   $   (3,168)    (275)   $   (8,295)
             Compass 3 Contracts              32           657        (60)       (1,420)     (38)         (839)
             Compass 3 Level 2 Contracts      23           228     (1,342)      (17,616)    (169)       (2,010)
                                                    ----------               ----------             ----------
                                                    $    1,549               $  (22,204)            $  (11,144)
                                                    ==========               ==========             ==========
Managed Sectors Variable Account
             Compass 2 Contracts              14    $      666        (54)   $   (2,898)     (84)   $   (4,314)
             Compass 3 Contracts              70         3,515       (208)      (10,814)     (48)       (2,500)
             Compass 3 Level 2 Contracts     116         1,682        333         5,942     (438)       (7,244)
                                                    ----------               ----------             ----------
                                                    $    5,863               $   (7,770)            $  (14,058)
                                                    ==========               ==========             ==========
Money Market Variable Account
             Compass 2 Contracts              34    $      613       (795)   $  (15,890)    (557)   $  (11,243)
             Compass 3 Contracts              76         1,207       (234)       (3,822)     (88)       (1,461)
             Compass 3 Level 2 Contracts      72           858      1,665        20,545     (464)       (5,739)
                                                    ----------               ----------             ----------
                                                    $    2,678               $      833             $  (18,443)
                                                    ==========               ==========             ==========
Total Return Variable Account
             Compass 2 Contracts              27    $      981         86    $    3,465     (273)   $  (10,517)
             Compass 3 Contracts             108         4,032       (427)      (16,073)     (96)       (3,635)
             Compass 3 Level 2 Contracts     150         2,463        967        17,914     (962)      (17,418)
                                                    ----------               ----------             ----------
                                                    $    7,476               $    5,306             $  (31,570)
                                                    ==========               ==========             ==========

                                                  YEAR ENDED DECEMBER 31, 2002 (000 OMITTED)
                                             ---------------------------------------------------
                                                     NET                  NET            NET
                                                ACCUMULATION         ANNUITIZATION    INCREASES
                                                  ACTIVITY             ACTIVITY       (DECREASE)
                                             --------------------    -------------    ----------
                                              UNITS      DOLLARS        DOLLARS        DOLLARS
                                             ------    ----------    -------------    ----------
Capital Appreciation Variable Account
             Compass 2 Contracts               (478)   $  (29,629)   $        (611)   $  (30,240)
             Compass 3 Contracts               (328)      (14,186)              48       (14,181)
             Compass 3 Level 2 Contracts        422         8,277             (131)        8,189
                                                       ----------    -------------    ----------
                                                       $  (35,538)   $        (694)   $  (36,232)
                                                       ==========    =============    ==========
Global Government Variable Account
             Compass 2 Contracts                (33)   $     (628)   $         (31)   $     (659)
             Compass 3 Contracts                (40)         (741)              (2)         (743)
             Compass 3 Level 2 Contracts        (45)         (501)               4          (497)
                                                       ----------    -------------    ----------
                                                       $   (1,870)   $         (29)   $   (1,899)
                                                       ==========    =============    ==========
Government Securities Variable Account
             Compass 2 Contracts               (167)   $   (5,567)   $        (436)   $   (6,003)
             Compass 3 Contracts               (144)       (3,261)              (5)       (3,266)
             Compass 3 Level 2 Contracts         75         1,053              (35)        1,018
                                                       ----------    -------------    ----------
                                                       $   (7,775)   $        (476)   $   (8,251)
                                                       ==========    =============    ==========
High Yield Variable Account
             Compass 2 Contracts               (349)      (10,799)   $        (433)   $  (11,232)
             Compass 3 Contracts                (66)       (1,602)              (1)       (1,603)
             Compass 3 Level 2 Contracts     (1,488)      (19,398)               5       (19,393)
                                                       ----------    -------------    ----------
                                                       $  (31,799)   $        (429)   $  (32,228)
                                                       ==========    =============    ==========
Managed Sectors Variable Account
             Compass 2 Contracts               (124)   $   (6,546)   $          31    $   (6,515)
             Compass 3 Contracts               (186)       (9,799)              63        (9,736)
             Compass 3 Level 2 Contracts         11           380              (61)          319
                                                       ----------    -------------    ----------
                                                       $  (15,965)   $          33    $  (15,932)
                                                       ==========    =============    ==========
Money Market Variable Account
             Compass 2 Contracts             (1,318)   $  (26,520)   $        (173)   $  (26,693)
             Compass 3 Contracts               (246)       (4,076)              39        (4,037)
             Compass 3 Level 2 Contracts      1,273        15,664              (18)       15,646
                                                       ----------    -------------    ----------
                                                       $  (14,932)   $        (152)   $  (15,084)
                                                       ==========    =============    ==========
Total Return Variable Account
             Compass 2 Contracts               (160)   $   (6,071)   $        (869)   $   (6,940)
             Compass 3 Contracts               (415)      (15,676)             (30)      (15,706)
             Compass 3 Level 2 Contracts        155         2,959              (54)        2,905
                                                       ----------    -------------    ----------
                                                       $  (18,788)   $        (953)   $  (19,741)
                                                       ==========    =============    ==========

(11) LINE OF CREDIT

The accounts and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the accounts for the year ended December 31, 2002, ranged from $120 to $2,789. The accounts had no borrowings during the period.

(12) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the accounts' adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the accounts' did not amortize premium on debt securities. Based on securities held by the account on January 1, 2002, the cumulative effect of this accounting change had no impact on total net assets of the account, but resulted in the following:

The effect of this change for the year ended December 31, 2002 was the following:

                                                                   GLOBAL         GOVERNMENTS
                                                                GOVERNMENTS        SECURITIES       HIGH YIELD      TOTAL RETURN
                                                                  VARIABLE          VARIABLE         VARIABLE         VARIABLE
                                                                  ACCOUNT           ACCOUNT          ACCOUNT          ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
Decrease net investment income                                  $  (25,151)       $ (374,974)       $ (84,294)      $  (150,082)
Increase (decrease) net unrealized appreciation (depreciation)  $    6,266        $  272,847        $  75,883       $    99,035
Increase (decrease) net realized gains (losses)                 $   18,885        $  102,127        $   8,411       $    51,047

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITOR'S REPORT

TO THE PARTICIPANTS IN AND THE BOARD OF MANAGERS OF CAPITAL APPRECIATION VARIABLE ACCOUNT, GLOBAL GOVERNMENTS VARIABLE ACCOUNT, GOVERNMENTS SECURITIES VARIABLE ACCOUNT, HIGH YIELD VARIABLE ACCOUNT, MANAGED SECTORS VARIABLE ACCOUNT, MONEY MARKET VARIABLE ACCOUNT AND TOTAL RETURN VARIABLE ACCOUNT AND THE BOARD OF DIRECTORS OF SUN LIFE INSURANCE COMPANY OF CANADA (U.S.):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Global Governments Variable Account, Governments Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (the "Variable Accounts") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of the Variable Accounts as of December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 6, 2003

MEMBERS OF BOARDS OF MANAGERS AND OFFICERS

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES

C. JAMES PRIEUR* Manager and Chairman (since July 1999) (born 4/21/51)
Sun Life Assurance Company of Canada, President and Chief Executive Officer (since April 1999), General Manager, U.S. (until April 1999).

SAMUEL ADAMS** Manager (since July 1982) (born 10/19/25)
Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

DAVID D. HORN* Manager (since April 1986) (born 6/7/41)
Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. KERMIT BIRCHFIELD Manager (since May 1997) (born 1/8/40)
Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

ROBERT C. BISHOP Manager (since May 2001) (born 1/13/43)
AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

FREDERICK H. DULLES Manager (since May 2001) (born 3/12/42)
McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
2000).

DERWYN F. PHILLIPS Manager (since April 1986) (born 8/31/30)
Retired.

ROBERT G. STEINHART Manager (since May 2001) (born 6/15/40)
Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; NCH Corporation (manufacturer and distributor), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

HAVILAND WRIGHT Manager (since May 2001) (born 7/21/48)
Hawaii Small Business Development Center, Kaua'i Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEE EMERITUS

GARTH MARSTON Manager Emeritus (born 4/28/26)
Retired.

OFFICERS

JOHN W. BALLEN++ President (born 9/12/59)
Massachusetts Financial Services Company, Chief Executive Officer and Director.

JAMES R. BORDEWICK, JR.++ Assistant Secretary and Assistant Clerk (born 3/6/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

STEPHEN E. CAVAN++ Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY++ Assistant Treasurer (born 9/18/63)
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

RICHARD M. HISEY++ Treasurer (born 8/29/58)
Massachusetts Financial Services Company, Senior Vice President (since July
2002); The Bank of New York, Senior Vice President (September 2000 to July
2002); Lexington Global Asset Managers, Inc., Executive Vice President and General Manager (prior to September 2000).

ELLEN MOYNIHAN++ Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President.

JAMES O. YOST++ Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Senior Vice President.

   All Managers currently serve as Managers of each Account and have served in that capacity continuously since originally elected or appointed.

   All of the Managers are also Trustees of the MFS/Sun Life Series Trust, a Massachusetts business Trust and registered investment company. The executive officers of the Account hold similar offices for the MFS/Sun Life Series Trust and other funds in the MFS fund complex. Each Manager serves as a Trustee or Manager of 38 Accounts/Series.

   The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

SUN LIFE ASSURANCE COMPANY
OF CANADA (U.S.)
ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

ACCOUNT INFORMATION
For account information, please call toll free:
1-800-752-7218 anytime from a touch-tone telephone.
To speak with a customer service representative, please call toll free:
1-800-752-7215 any business day from 8 a.m. to 6 p.m. Eastern time.

(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.
++  MFS Investment Management(R)
(C) 2003 MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA.

                                                                CO-ANN 02/03 45M